Exhibit 10.8

EXECUTION VERSION

17 June 2010

BAIN CAPITAL EVEREST MANAGERS HOLDING SCA

and

VARIOUS OTHER INVESTORS

INVESTOR SUBSCRIPTION AND

SHAREHOLDER AGREEMENT

KIRKLAND & ELLIS INTERNATIONAL LLP

30 St Mary Axe

London EC3A 8AF

Tel: +44 (0)20 7469 2000

Fax: +44 (0)20 7469 2001

www.kirkland.com

THIS INVESTOR SUBSCRIPTION AND SHAREHOLDER AGREEMENT (this “Agreement”) is made as of this 17th day of June 2010, by and among Bain Capital Everest Managers Holding SCA, a company organized under the laws of Luxembourg (the “Company”), the investor listed in row 1 on the Schedule of Investors attached hereto as Schedule 1 (the “Bain Investors”), and the investor listed in row 2 on the Schedule of Investors attached hereto as Schedule 1 (“Dow Investor”) (the Bain Investors and Dow Investor each an “Investor”, and, collectively, the “Investors”).

The Company and the Investors desire to enter into an agreement: (i) pursuant to which the Investors shall subscribe for, and the Company shall issue and allot to such Investors, in the amount and for the price set out opposite such Investor’s name in the Schedule of Investors attached hereto as Schedule 1, the following securities: (a) Class A Ordinary Shares, (b) Class B Ordinary Shares, (c) Class C Ordinary Shares, (d) Class D Ordinary Shares, (e) Class E Ordinary Shares, (f) Class F Ordinary Shares, (g) Class G Ordinary Shares, (h) Class H Ordinary Shares, (i) Class I Ordinary Shares, (j) Class J Ordinary Shares, (k) Class K Ordinary Shares, and (l) Class L Ordinary Shares with a nominal value equal to $0.01 each; and (ii) to provide for certain rights and obligations of the parties hereto with respect to the securities issued hereunder.

The parties hereto agree as follows:

1.	Definitions and Interpretation.

(a)	Definitions

“Affiliate” means, with respect to any Person: (i) any other Person that directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such Person (for the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, or as trustee, personal representative or executor, of the power to direct or cause the direction of the management or policies of, such Person, whether through the ownership of voting securities, as trustee, personal representative or executor, by agreement or otherwise); provided, however, that neither the Company nor any of its controlled Affiliates shall be deemed an Affiliate of any of the Investors (and vice versa) and none of the Investors shall be deemed Affiliates of each other solely as a result of their relationship with respect to the Company; (ii) if such Person (or if such Person is acting as nominee, the Person or the beneficial owner of the relevant voting securities) is an investment fund, any other investment fund the primary investment advisor to which is, or is controlled by, the primary investment advisor to such Person or an Affiliate thereof; and (iii) if such Person is a natural Person, any Family Member of such natural Person.

“Agreement” has the meaning provided in the preamble.

“Articles” means the Company’s Articles of Association, as amended from time to time.

“Bain Investors” has the meaning provided in the preamble.

“Bain Investor Sale Notice” has the meaning provided in Section 6(a).

“Bain Investor Securities” means Investor Securities held by the Bain Investors (or any Affiliate thereof) and their Permitted Transferees.

“Bain Transfer Period” has the meaning provided in Section 6(b).

“Board” means the board of directors of Bain Capital Everest Manager S.a.r.l., the General Partner of the Company.

“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in Luxembourg and in the City of New York, USA.

“Closing” has the meaning provided in Section 2(c).

“Company” has the meaning provided in the preamble.

“Deed of Adherence” means a deed of adherence pursuant to which the party thereto agrees to be bound by the terms of this Agreement in the form set out in Schedule 3

“Dow Investor” has the meaning provided in the preamble.

“Emergency Equity Offering” has the meaning provided in Section 9(c).

“Equity Securities” means, as applicable, (i) any capital stock, partnership, membership or limited liability company interests, ordinary shares or other share capital, (ii) any securities directly or indirectly convertible into or exchangeable for any capital stock, partnership, membership or limited liability company interests, ordinary shares or other share capital or containing any profit participation features, (iii) any rights or options directly or indirectly to subscribe for or to purchase any capital stock, partnership, membership or limited liability company interests, ordinary shares or other share capital or securities containing any profit participation features or to subscribe for or to purchase any securities directly or indirectly convertible into or exchangeable for any capital stock, partnership, membership or limited liability company interests, ordinary shares or other share capital or securities containing any profit participation features, (iv) any share appreciation rights, phantom share rights or other similar rights, or (v) any Equity Securities issued or issuable with respect to the securities referred to in clauses (i) through (iv) above in connection with a combination of shares, exchange, recapitalization, merger, amalgamation, consolidation or other reorganization.

“Family Member” means parents (whether natural or by adoption), spouse and descendents (whether natural or by adoption) and any trust, limited partnership or other entity solely for the benefit of that person and/or that person’s parents, spouse and or descendents.

“General Partner” has the meaning provided in the Articles.

“Independent Third Party” means any Person who, immediately prior to the contemplated transaction is not an Investor, an Affiliate of an Investor or an Affiliate of the Company or any of its controlled Affiliates.

“Investor” and “Investors” have the meaning provided in the preamble.

“Investor Securities” means: (i) any securities issued to an Investor pursuant to this Agreement; (ii) any other Equity Securities of the Company or its Subsidiaries held by an Investor; and (iii) any securities issued or issuable directly or indirectly with respect to the securities referred to in clauses (i) and (ii) above by way of a dividend or split or in connection with a combination of securities, recapitalization, merger, consolidation or other reorganization, including a recapitalization or exchange, notwithstanding any subsequent Transfer or assignment to other holders thereof. Such securities shall continue to be Investor Securities in the hands of any subsequent or future holder (except for the Company and transferees in a Public Sale).

“Issuance” has the meaning provided in Section 9(a).

“Newco” has the meaning provided in Section 10(b)(i).

“Newco Common” has the meaning provided in Section 10(b)(i).

“Offer Period” has the meaning provided in Section 8(b).

“Ordinary Shares” mean the ordinary shares of the Company of a par value of $0.01 each designated as “Ordinary Shares” pursuant to the Articles.

“Other Investor” means any Investor other than the Bain Investors or any executive which holds securities in the Company pursuant to a management incentive plan.

“Other Investor Securities” means Investor Securities held by the Other Investors and their Permitted Transferees.

“Participation Notice” has the meaning provided in Section 6(b).

“Participating Securityholder” has the meaning provided in Section 6(b).

“Percentage Interest” has the meaning provided in Section 9(a).

“Permitted Transferee” means a Person who, in accordance with Section 5(c) herein, becomes a holder of Investor Securities.

“Person” means any natural person, partnership, firm, corporation, limited liability company, association, cooperative, joint stock company, trust, joint venture or government entity, or any department, agency or political subdivision thereof, or any other entity including without limitation any unincorporated organization, syndicate, or affiliated group.

“Preemptive Notice” has the meaning provided in Section 9(b).

“Preemptive Reply” has the meaning provided in Section 9(b).

“Preemptive Right” has the meaning provided in Section 9(a).

“Public Offering” means a public offering and sale of the Equity Securities of the Company and/or its Subsidiaries (or any of their respective successors) pursuant to an effective registration and an effective listing or qualification on a securities market in accordance with applicable requirements.

“Public Sale” means: (i) a Public Offering; or (ii) following the initial Public Offering, any other sale of equity securities of the Company, as the case may be, through a broker, dealer or market maker pursuant to the securities regulations of the relevant jurisdiction(s).

“Registration Rights Agreement” means the registration rights agreement entered into as of today’s date pursuant to Section 10(d).

“Required Sale” has the meaning provided in Section 7(a).

“Required Sale Notice” has the meaning provided in Section 7(a).

“ROFO Purchaser” has the meaning provided in Section 8(c).

“ROFO Sale Notice” has the meaning provided in Section 8(a).

“ROFO Transfer Period” has the meaning provided in Section 8(d).

“Sale of the Company” means a bona fide, arm’s length transaction with an Independent Third Party or group of Independent Third Parties involving: (i) a sale of assets pursuant to which such Independent Third Party or group of Independent Third Parties acquires all or substantially all of the assets of the Company and its Subsidiaries on a consolidated basis in one transaction or series of related transactions; (ii) any sale of the Investor Securities resulting in such Independent Third Party or group of Independent Third Parties acquiring more than 80% of the economic interest or the voting power in the Company, in one transaction or series of related transactions; (iii) a merger, consolidation, business combination or issuance which accomplishes one of the foregoing; or (iv) a similar transaction with a like economic effect.

“Schedule of Investors” means the schedule of Investors and the related amount and price of Ordinary Shares subscribed for by each Investor, attached hereto as Schedule 1.

“Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as each may be amended from time to time.

“Subscription Price” has the meaning provided in Section 2(a).

“Subsidiary” means with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which such Person: (i) if a corporation, owns directly or indirectly, a majority of the economic value of such corporation or a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof; or (ii) if a limited liability company, partnership, association or other business entity, owns directly or indirectly, a majority of the limited liability company, partnership or other similar ownership interest thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control the managing member, managing director, general partner or similar Person of such limited liability company, partnership, association or other business entity.

“TDCC” means The Dow Chemical Company, a Delaware corporation.

“Transfer” has the meaning provided in Section 5(a).

“Transferring Other Investor” has the meaning provided in Section 8(a).

“Transferring Securityholder” has the meaning provided in Section 6(a).

“Unvested Securities” means the Ordinary Shares subscribed for by certain employees of the Company’s group which have not vested pursuant to the provisions of the applicable agreements entered into by such employees, the Company and the Bain Investors.

(b)	Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

(c)	Business Days. If any time period for giving notice or taking action hereunder expires on a day other than a Business Day, the time period shall automatically be extended to the Business Day immediately following such day.

2.	Execution, Subscription and Issue of Investor Securities.

(a)	Execution. Following execution of this Agreement, on 17 June 2010 (the “Closing”), each Investor shall subscribe for, and the Company shall allot and issue to, such Investor, Ordinary Shares in the amount and price set out opposite such Investor’s name in the Schedule of Investors. Each Investor undertakes to pay at Closing the aggregate subscription price (such price, the “Subscription Price”) set out opposite such Investor’s name in the Schedule of Investors in consideration for the Investor Securities purchased pursuant to this Agreement.

(b)	Conditions to Issuance and Subscription of Investor Securities. The obligation of the Company to issue Investor Securities to an Investor shall be subject to the following conditions:

(i) The warranties set forth in Section 3 shall be true and accurate with respect to the relevant Investor on each of the date hereof and the date of Closing.

(ii) The Company shall have received from each Investor the aggregate Subscription Price for the Investor Securities being subscribed.

(c)	Closing. Subject to satisfaction of the conditions in Section 2(b), at Closing, following the execution of this Agreement, each Investor shall deliver to the Company cash by electronic transfer in immediately available funds in an aggregate amount equal to the applicable Subscription Price. Following receipt of the subscription monies in an amount equal to the aggregate Subscription Price for the Investor Securities being subscribed pursuant hereto, the Company shall issue the relevant Investor Securities. Immediately following the issue of the relevant Investor Securities, the Company shall enter the name of each Investor on the Company’s shareholders’ register and other relevant register, as the holder of the number of Investor Securities as set out on the Schedule of Investors.

3.	Warranties by the Investors Regarding the Subscription. In connection with the subscription and issuance of Investor Securities hereunder, each Investor warrants to the Company and to each other Investor with respect to itself that:

(a)	this Agreement constitutes (assuming due authorization, execution and delivery by the other parties hereto) a legal, valid and binding obligation of such Investor, enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)), and, except as would not materially and adversely affect the ability of the Investor to carry out its obligations under this Agreement, the execution, delivery and performance of this Agreement by such Investor does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which such Investor is a party or any judgment, order or decree to which such Investor is subject;

(b)

the Investor Securities to be acquired by such Investor pursuant to this Agreement shall be acquired for such Investor’s own account, for the account of an Affiliate or for the account of an employee of an Affiliate and not with a view to, or intention of, distribution thereof in violation of any applicable securities laws and such Investor Securities shall not be disposed of in contravention of any applicable securities laws; and

(c)	each Investor who is a U.S. Person is (i) an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act, (ii) sophisticated in financial matters and able to evaluate the risks and benefits of the investment in the Investor Securities, (iii) able to bear the risk of his, her or its investment in the Investor Securities for an indefinite period of time, and (iv) aware that transfer of the Investor Securities may not be possible because (A) such transfer is subject to contractual restrictions on transfer set forth in this Agreement, and (B) the Investor Securities have not been registered under the Securities Act or any applicable state securities laws and, therefore, cannot be sold unless subsequently registered under the Securities Act and applicable state securities laws or unless an exemption from such registration is available.

Upon the completion of the transactions contemplated by this Agreement, each Investor shall own the number of Investor Securities set out opposite such Investor’s name on the Schedule of Investors attached hereto.

4.	The Board.

(i) The Board shall consist of up to three (3) directors all appointed by the Bain Investors. Initially the first two (2) directors shall be: Ailbhe Jennings and Michel Plantevin.

(ii) The number of Board directors may be increased or decreased as may be approved by the Bain Investors. Any director may be removed (with or without cause) from time to time and at any time and any vacancy may be filled as requested by the Bain Investors.

(iii) Except as otherwise provided in this Agreement and subject to applicable law and fiduciary duties, the Board shall have full and complete discretion to manage and control the business and affairs of the Company, and make all decisions affecting the business and affairs of the Company and take all such actions necessary or appropriate to accomplish the purposes of the Company.

(iv) Notwithstanding anything to the contrary in this Agreement, any Board director, acting solely in its capacity as such, shall not have the right, power or authority to act as an agent of the Bain Investors.

(v) Each Other Investor shall vote for consent and raise no objections to (i) the appointment to the Board of any director designated by the Bain Investors and (ii) the removal of any director from the Board as proposed by the Bain Investors.

(vi) Each Investor shall take any and all action within its power and control in its capacity as a shareholder of the Company to give effect to the provisions of this Agreement (including, but not limited to, the provisions of this Section 4).

5.	Restrictions on Transfer of Investor Securities.

(a)	General Restrictions. No holder of Other Investor Securities shall sell, transfer, assign, pledge, hypothecate or otherwise dispose of, directly or indirectly (whether with or without consideration and whether voluntarily or involuntarily or by operation of law), any interest in such holder’s Investor Securities (a “Transfer”) without the prior written consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed), except pursuant to (i) Section 5(c) (Permitted Transfers) (ii) Section 6 (Tag Along Rights), (iii) Section 7 (Required Sale), (iv) Section 8 (Right of First Offer), (v) a Public Sale, or (vi) the Registration Rights Agreement.

(b)	Indirect Transfer Restrictions. Each Investor, other than the Dow Investor, agrees that it will not, without the prior written consent of the Company, in the case of any holder of an interest in Investor Securities that is (x) an Affiliate of an Investor, and (y) not a natural Person, (i) permit the issuance of additional interests in itself or any of its Affiliates; or (ii) make any transfer of any interest to any Investor Securities which, if made by the direct holder of such Investor Securities, would not be permitted by the terms of this Agreement. Prior to the consummation of the sale or issuance of equity securities in the Dow Investor to a Person that is not a wholly owned Affiliate of TDCC (or its successors), the Dow Investor shall transfer its Investor Securities to TDCC or a wholly owned Affiliate of TDCC. Notwithstanding anything contained herein to the contrary, nothing contained herein shall restrict any transfer or issuance of Equity Securities or any other securities in TDCC (or any of its successors) or any merger, consolidation, reorganization, business combination or other transaction or series of transactions involving Equity Securities or any other securities in TDCC (or any of its successors).

(c)	Permitted Transfers. Notwithstanding anything to the contrary in this Agreement, the restrictions set out in this Section 5 shall not apply with respect to any Transfer of Investor Securities by a holder of Bain Securities to one or more of its Affiliates and by the Dow Investor to an Affiliate which is a wholly owned direct or indirect Subsidiary of the Dow Investor or TDCC, or any of their successors, provided that: (i) the restrictions on Transfer contained in this Section 5 shall continue to be applicable to the Investor Securities after any such Transfer to an Affiliate; and (ii) any Investor Securities Transferred pursuant to this Section 5 to an Affiliate of a transferor shall be returned to such transferor promptly upon such transferee’s ceasing to be an Affiliate of the transferor. The Company hereby undertakes, and is required to, and the Investors shall cause the Company, to give effect to any Transfer of Investor Securities which is expressly permitted by this Agreement.

(d)

Transfer Procedures. Prior to transferring any Investor Securities (other than pursuant to Section 7 (Required Sale) or pursuant to a Public Sale) to any Person (including, for the avoidance of doubt, to an Affiliate), the transferring holders of Investor Securities shall cause the prospective transferee to be bound by this

Agreement, to execute and deliver to the Company a counterpart of this Agreement or Deed of Adherence and to execute and deliver to the Company the Power of Attorney. Thereafter, other than pursuant to Section 6 (Tag Along Rights) in the case of a Transfer by a Bain Investor, such transferee shall become, and thereafter be, a Bain Investor with respect to the terms of this Agreement; in the case of a Transfer by the Dow Investor, such transferee shall become, and thereafter be, a Dow Investor with respect to the terms of this Agreement; and in the case of a Transfer by an Other Investor such transferee shall become, and shall thereafter be, an Other Investor with respect to the terms of this Agreement.

(e)	Transfers in Violation of this Agreement. Any Transfer or attempted Transfer of any Investor Securities in violation of any provision of this Agreement shall be void and of no effect, and the Company shall not give effect to such Transfer nor record such Transfer on its books or treat any purported transferee of such Investor Securities as the owner of such Investor Securities for any purpose.

(f)	Termination of Restrictions. The restrictions set out in this Section 5 shall continue with respect to each Investor Security until such Investor Security has been transferred in a Public Sale or a Sale of the Company.

6.	Tag Along Rights.

(a)	Delivery of Investor Sale Notice. At least thirty (30) days prior to any Transfer of any or all Bain Investor Securities (other than pursuant to (i) a Public Sale; (ii) any Transfer of Investor Securities among the Bain Investors or to one or more of their Affiliates in accordance with Section 5(b) (Restrictions on Transfer of Investor Securities); (iii) any Transfer pursuant to Section 7 (Required Sale), if a Required Sale Notice has been delivered; or (iv) the Registration Rights Agreement), each Bain Investor making such Transfer (the “Transferring Securityholder”) shall deliver a written notice (the “Bain Investor Sale Notice”) to the Other Investors, specifying in reasonable detail the identity of the prospective transferee(s), the number and types of securities to be transferred, the price and the other terms and conditions of the Transfer, including copies of any definitive agreements.

(b)	Election to Participate. Any holder of Other Investor Securities may elect to participate (a “Participating Securityholder”) in the contemplated Transfer by delivering written notice (the “Participation Notice”) to the Transferring Securityholder within fifteen (15) days after delivery of the Bain Investor Sale Notice is deemed to be given pursuant to Section 25 (Notices), which Participation Notice shall specify the number of Other Investor Securities that such Participating Securityholder desires to include in the contemplated Transfer. If any holders of Other Investor Securities have elected to participate in such Transfer, the Transferring Securityholder and such Participating Securityholders shall be entitled to sell in the contemplated Transfer as set out below in Section 6(c). If no Other Investor delivers a Participation Notice prior to the expiration of the fifteen (15) day notice period, then the Transferring

Securityholder may Transfer the Bain Investor Securities specified in the Bain Investor Sale Notice to the transferee identified in the Bain Investor Sale Notice on the terms and conditions set forth in the Bain Investor Sale Notice during the one hundred and twenty (120) day period immediately following the date of delivery of the Bain Investor Sale Notice (as such period may be extended, by no more than ninety (90) days, to obtain any required regulatory approvals) (the “Bain Transfer Period”). If the Transfer of such Bain Investor Securities pursuant to the Bain Investor Sale Notice has not been consummated prior to the end of the Bain Transfer Period, such Bain Investor Securities shall again be subject to this Section 6 and a separate Bain Investor Sale Notice shall be furnished, and the terms and provisions of this Section 6 shall be separately complied with, in order to consummate a Transfer of such Bain Investor Securities.

(c)	Pro Rata Participation. If any holder of Other Investor Securities elects to participate in a contemplated Transfer, the Transferring Securityholder and each Participating Securityholder shall be entitled and under an obligation to sell in the contemplated Transfer such number of Investor Securities equal to the product of: (i) the quotient determined by dividing (x) the number of Investor Securities held by such transferring Person by (y) the aggregate number of Investor Securities owned by the Transferring Securityholder and the Participating Securityholders (but, in each of (x) and (y), excluding all Unvested Securities); and (ii) the number of Investor Securities to be sold in the contemplated sale. The foregoing calculation shall be applied separately with respect to each type of Investor Securities. Each Participating Securityholder shall be required, to the extent possible, to transfer Other Investor Securities of the same type and in the same proportion as the Bain Investor Securities proposed to be transferred by the Transferring Securityholder pursuant to the Bain Investor Sale Notice.

(d)	Consideration. Any Transfer pursuant to this Section 6 shall be at the same consideration per Investor Security among all Investor Securities of the same type.

(e)

Prospective Transferees. No Transferring Securityholder shall transfer any of its Bain Investor Securities to any prospective transferee unless: (i) simultaneously with such Transfer, each such prospective transferee purchases from the Participating Securityholders the Other Investor Securities which the Participating Securityholders are entitled to sell to the prospective transferee pursuant to Section 6(b)-(d); or (ii) if any prospective transferee declines to allow the participation of the Participating Securityholders, simultaneously with such Transfer, the Transferring Securityholder purchases (on the same terms and conditions, subject to Section 6(f), on which its own Investor Securities were sold to the transferee) the number of Other Investor Securities from the Participating Securityholders which such Participating Securityholders would have been entitled to sell pursuant to Section 6(b)-(d). If the prospective transferee fails to purchase Other Investor Securities from any Participating Securityholder as to which such Participating Securityholder has exercised its rights under this Section 6 and the Transferring Securityholder fails to purchase such Other

Investor Securities from the Participating Securityholders, the Transferring Securityholder shall not be permitted to make the proposed Transfer and any such attempted Transfer shall be void and of no effect pursuant to the provisions of Section 5(e).

(f)

Terms of Transfer. Each holder of Investor Securities transferring Investor Securities pursuant to this Section 6 shall be obligated to: (i) provide reasonable warranties, customary for Transfers of this kind, if any, so long as such warranties shall also be provided by the Transferring Securityholder, with respect to title to and ownership of such Investor’s Securities and such Investor’s capacity to enter into and be bound by the Transfer agreement; (ii) to provide the representations and warranties, if any, to be provided by the Transferring Securityholder with respect to the Company and its Subsidiaries and their business; and (iii) pay its pro rata share (based on the proceeds to be received) of the reasonable and customary expenses incurred by the Investors in connection with such Transfer (including the reasonable fees and disbursements of one counsel (evidenced in writing), chosen by the Bain Investors, representing the Investors) but only to the extent that such costs are incurred for the benefit of all holders of Investor Securities transferring Investor Securities pursuant to this Section 6 and are not otherwise paid by the Company or the acquiring Person; and (iv) be obligated to join on a pro rata basis (based on the proceeds received) (A) in any indemnification obligation, (B) any material obligation in respect of (1) the setting up of an escrow to support indemnification or (2) the adjustment of the purchase price that the Transferring Securityholder agrees to provide in connection with such Transfer (other than any such obligations which relate specifically to a particular holder of Investor Securities such as indemnification with respect to warranties given by an Investor regarding such holder of Investor Securities’ title to and ownership of Investor Securities); provided that no holder shall be obligated in connection with such Transfer to agree to indemnify or hold harmless the transferees with respect to, or otherwise be responsible for, an amount in excess of the cash proceeds, net of expenses, paid to such holder in connection with such Transfer; provided, further, that the liability resulting from any such indemnity or any other obligation in connection with such Transfer shall be several and not joint as among the indemnitors. Notwithstanding anything herein to the contrary, the Dow Investor shall not be obligated to agree to (i) a restriction on the business of the Dow Investor or any of its Affiliates or (ii) a restriction on soliciting or hiring employees of the transferee or any of its Affiliates; provided, however, that if the parties to such Transfer agreement have agreed in good faith that a portion of the purchase price be allocated to any of the restrictions described in clauses (i) or (ii) and the Dow Investor does not agree to be bound by such restrictions, then the Dow Investor’s pro rata share of the purchase price will be reduced pro rata by the amount allocated to such provisions in the Transfer agreement. The Transferring Securityholder shall represent to the Participating Securityholders, that the execution copies of the agreements provided to, and to be signed by, the Participating Securityholders in connection with this Section 6 are true, complete and accurate and there are no other agreements, arrangements or understandings between the transferee, the Transferring Securityholder, or any of their respective Affiliates or any Person acting on behalf of any of them, in relation to the Investor Securities being transferred pursuant to this Section 6.

(g)	Termination. The rights granted pursuant to this Section 6 shall terminate upon the termination of the Transfer restrictions in Section 5.

7.	Required Sale.

(a)	Required Sale. If at any time the Bain Investors decide to effect a sale of more than 50% of the Bain Investor Securities or a Sale of the Company (a “Required Sale”), the Bain Investors may deliver a written notice (a “Required Sale Notice”) with respect to such proposed Required Sale at least twenty (20) days prior to the anticipated closing date of such Required Sale to each holder of Other Investor Securities specifying in reasonable detail the identity of the prospective transferee(s), the number and types of securities to be transferred, the price and the other terms and conditions of the Required Sale, including copies of any definitive agreements. In connection with a Required Sale, the Bain Investors shall include in the Required Sale, and shall require that the transferee agree to acquire in such Required Sale, all Other Investor Securities and each holder of Other Investor Securities shall, upon receipt of a Required Sale Notice, (i) raise no objections against, such sale or the process pursuant to which such sale was arranged; (ii) waive any dissenter’s rights, appraisal rights or similar rights to such sale, if such sale is structured as a merger or consolidation; and (iii) vote for and consent to any such Required Sale. Each Other Investor shall, upon receipt of a Required Sale Notice, transfer 100% of its Investor Securities in connection with the Required Sale upon the same terms and conditions as the Bain Investors transfer and sell the Bain Investor Securities pursuant to the terms of the Required Sale Notice. Each holder of Other Investor Securities shall take all actions reasonably necessary in connection with the consummation of the Required Sale as requested by the Bain Investors. If the Bain Investors do not deliver a Required Sale Notice under this Section 7, any Transfer will be subject to Section 6 (Tag Along Rights).

(b)	Distributions upon a Required Sale. In the event of a Required Sale, each Other Investor who has been sent a Required Sale Notice shall receive in exchange for his, her or its Investor Securities, the same price per share that the Bain Investors are receiving from such Required Sale.

(c)	Terms of Transfer. Holders of Investor Securities will bear their pro rata share (based on the amount of consideration received by such holder for his, her or its Investor Securities in such Required Sale) of the reasonable and customary costs of any sale of such Investor Securities pursuant to a Required Sale (including the reasonable fees and disbursements of one counsel (evidenced in writing), chosen by the Bain Investors, representing the Investors) but only to the extent that such costs are incurred for the benefit of all holders of Investor Securities transferring Investor Securities pursuant to this Section 7 and are not otherwise paid by the Company or the acquiring Person.

(d)	Indemnification. Each holder of Investor Securities transferring Investor Securities pursuant to this Section 7 shall be obligated to: (i) provide reasonable warranties, customary for Transfers of this kind, if any, so long as such warranties shall also be provided by the Bain Investors, with respect to title to and ownership of such Investor’s Securities and such Investor’s capacity to enter into and be bound by the Transfer agreement; and (ii) join on a pro rata basis (based on the amount of consideration to be received by such holder for his, her or its Investor Securities in such Required Sale) (A) in any indemnification obligation, (B) any material obligation in respect of (1) the setting up of an escrow to support indemnification or (2) the adjustment of the purchase price) that the Bain Investors agree to provide in connection with such Transfer (other than any such obligations which relate specifically to a particular holder of Investor Securities such as indemnification with respect to warranties given by an Investor regarding such holder of Investor Securities’ title to and ownership of Investor Securities); provided that no holder shall be obligated in connection with such Transfer to agree to indemnify or hold harmless the transferees with respect to, or otherwise be responsible for, an amount in excess of the cash proceeds, net of expenses, paid to such holder in connection with such Transfer; provided, further, that the liability resulting from any such indemnity or any other obligation in connection with such Transfer shall be several and not joint as among the indemnitors. Notwithstanding anything herein to the contrary, the Dow Investor shall not be obligated to agree to (i) a restriction on the business of the Dow Investor or any of its Affiliates or (ii) a restriction on soliciting or hiring employees of the transferee or any of its Affiliates. The Bain Investors shall represent to the Other Investors transferring Investor Securities pursuant to this Section 7, that the execution copies of the agreements provided to, and to be signed by, the Other Investors in the Required Sale Notice are true, complete and accurate and there are no other agreements, arrangements or understandings between the transferee, the Bain Investors, or any of their respective Affiliates or any Person acting on behalf of any of them, in relation to the Investor Securities being transferred pursuant to this Section 7.

(e)	Termination. The provisions of this Section 7 shall terminate upon the termination of the Transfer restrictions in Section 5.

8.	Right of First Offer

(a)

If any Other Investor proposes to Transfer any Other Investor Securities (other than pursuant to (i) a Transfer under Section 6 (Tag Along Rights) or Section 7 (Required Sale); (ii) a Public Sale; (iii) the Registration Rights Agreement; (iv) a Transfer to a Permitted Transferee; or (v) a Transfer to any of the Bain Investors), any Other Investor desiring to make such Transfer (the “Transferring Other Investor”) shall give written notice (the “ROFO Sale Notice”) to the Company. The ROFO Sale Notice shall (i) disclose in detail the number of securities to be Transferred, the price at which the securities are proposed to be Transferred, and the other material terms and conditions of the proposed Transfer and (ii) include an irrevocable offer to purchase the securities to be Transferred at such price and on such terms.

(b)	The Company may elect to purchase directly or through one or more designees or Affiliates (the “ROFO Purchaser”) all (but not less than all) of the Other Investor Securities proposed to be Transferred on the terms and conditions set forth in the ROFO Sale Notice by delivering a written notice of such election to the Transferring Other Investor within twenty (20) days after the ROFO Sale Notice has been given (the “Offer Period”).

(c)	If the ROFO Purchaser accepts an offer to purchase all (but not less than all) of the Other Investor Securities proposed to be Transferred in the ROFO Sale Notice in accordance with Section 8(b), the ROFO Purchaser shall purchase from the Transferring Other Investor, and the Transferring Other Investor shall sell to the Company, such number of Other Investor Securities as to which the ROFO Purchaser shall have accepted pursuant to the ROFO Sale Notice. The price per Other Investor Securities to be paid by the Company shall be the price specified in the ROFO Sale Notice, payable in accordance with the terms of the ROFO Sale Notice. The consummation of such Transfer of the Other Investor Securities to the ROFO Purchaser shall occur on a date not later than sixty (60) days (as such period may be extended to obtain any required regulatory approvals) after expiration of the Offer Period and the Transferring Other Investor shall provide no warranties or indemnities in connection with a Transfer to the ROFO Purchaser, except for warranties, customary for Transfers of this kind, with respect to title to and ownership of such Investor’s Securities and such Investor’s capacity to enter into and be bound by the Transfer agreement. The Company and the Transferring Other Investor shall use their commercially reasonable efforts to promptly obtain all required regulatory approvals and consents and to take such other actions as may be reasonably requested by the ROFO Purchaser or the Transferring Other Investor in connection with such Transfer.

(d)	If within the Offer Period, the Company has not elected to exercise its right under Section 8(b), the Transferring Other Investor may transfer its Other Investor Securities to a third party transferee at a price and on terms not less favourable than those specified in the ROFO Sale Notice during the one hundred and eighty day (180) day period (as such period may be extended to obtain any required regulatory approvals) immediately following the end of the Offer Period (the “ROFO Transfer Period”).

(e)	If the transfer of such Other Investor Securities pursuant to the terms of Section 8(d) has not been consummated prior to the expiration of the ROFO Transfer Period, such Other Investor Securities shall again be subject to this Section 8 and a separate ROFO Sale Notice shall be furnished, and the terms and provisions of this Section 8 shall be separately complied with, in order to consummate a Transfer of such Other Investor Securities.

(f)	Termination. The rights granted pursuant to this Section 8 shall terminate upon the termination of the Transfer restrictions in Section 5.

9.	Preemptive Rights.

(a)	The Company. Subject to Section 9(c), if the Company or any of its Subsidiaries proposes to issue (an “Issuance”) any Equity Securities or enter into any contracts, commitments, agreements, understandings or arrangements of any kind relating to the issuance of any Equity Securities, each of the holders of Investor Securities shall have the right (the “Preemptive Right”) to subscribe for and purchase a portion of the number or amount of each class or type of such Equity Securities offered in such Issuance equal to the percentage of all of the issued and outstanding Ordinary Shares, or any other equity securities of the Company or any of its Subsidiaries (determined on a fully-diluted basis) held by such holder of Investor Securities immediately prior to such Issuance (its “Percentage Interest”), all for the same price and upon the same terms and conditions (including in the event such Equity Securities are issued as a unit with other securities) as all other Equity Securities issued in such Issuance.

(b)

Procedure. The Company shall cause to be given to the holders of Investor Securities at least thirty (30) days prior to the proposed Issuance a written notice setting forth the consideration that the Company intends to receive and the terms and conditions upon which such Equity Securities shall be issued, including copies of any definitive agreements (the “Preemptive Notice”). After receiving a Preemptive Notice, a holder of Investor Securities which desires to exercise its Preemptive Right must give notice to the Company in writing, within fifteen (15) days after the date that such Preemptive Notice is deemed given pursuant to Section 25, that such holder of Investor Securities desires to purchase all or any part of such holder’s Percentage Interest of the Equity Securities being issued in the Issuance on the date of the proposed Issuance (the “Preemptive Reply”). The closing of the acquisition pursuant to a Preemptive Reply shall occur no earlier than fifteen (15) days and no later than forty-five (45) days after delivery of the Preemptive Reply is deemed given pursuant to Section 25 (the “Issuance Closing Period”). If any holder of Investor Securities fails to make a Preemptive Reply in accordance with this Section 9(b), the Equity Securities may thereafter, for a period not exceeding ninety (90) days following the expiration of such fifteen (15) day period, be issued on terms and conditions no less favorable to the purchaser of such Equity Securities and at a price not less than the price set out in the Preemptive Notice. Any such Equity Securities not issued during such ninety (90) day period shall thereafter again be subject to the preemptive rights provided for in this Section 9. In the event that the consideration received by the Company in connection with an Issuance is property other than cash, each holder of Investor Securities may, at its election, pay the purchase price for such additional securities in such property or solely in cash. In the event that any such holder elects to pay in property other than cash, the amount thereof shall be determined based on the fair value of the consideration received or receivable by the Company in connection with the Issuance. Such fair value shall be conclusively determined by an investment bank of international repute appointed by the Bain Investors, and reasonably acceptable to the holders of Investor Securities participating in the Issuance, acting in good faith. In the event that the Company is issuing Equity Securities together as a unit with any debt securities, then any holders of Investor Securities participating in the Issuance, pursuant to this Section 9(b) shall have the option to purchase the same proportionate mix of all of such securities.

(c)	Emergency Equity Offering.

(i)	Notwithstanding any other provision in this Agreement or the Articles, in the event that the Bain Investors determine in good faith that it is in the best interest of the Company or its Subsidiaries that an Issuance otherwise subject to this Section 9 be conducted on an accelerated basis due to cash or liquidity requirements (including, but not limited to, a prospective breach of a liquidity covenant) (an “Emergency Equity Offering”), then such Issuance may be completed otherwise than in compliance with the procedures set forth in this Section 9; provided that the purchaser(s) of the Equity Securities offered pursuant to the Emergency Equity Offering shall:

(A)	be required promptly, and in any event not later than ten (10) days after the date of completion of such Emergency Equity Offering, to offer to sell to the holders of Other Investors Securities such portions of the Issue as such holders of Other Investors Securities would have been entitled to subscribe for had such Issuance been effected through an offering subject to the Preemptive Rights set forth above in Section 9(a) and Section 9(b) at the price and on the other terms thereof; and

(B)	not vote such Equity Securities prior to completion of the sales, if any, to holders of the Other Investors Securities pursuant to this Section 9(c).

(ii)	In the event any of the transactions set forth in Section 6 (Tag Along) and Section 7 (Required Sale) occur after the date of completion of an Emergency Equity Offering and prior to the issuance of Other Investor Securities pursuant to an Other Investor exercising its Preemptive Rights under Section 9(c)(ii)(A), the Equity Securities to be issued to such Other Investor under Section 9(c)(ii)(A) shall be included for the purpose of determining the number of Other Investor Securities to be transferred in a Transfer pursuant to Section 6 (Tag Along) and Section 7 (Required Sale).

(d)

The Parties agree that the terms of Section 9(a) shall not apply to: (i) the issuance or grant of Equity Securities pursuant to any management incentive plan or to officers or employees of the Company or any of its Subsidiaries pursuant to individual employment arrangements or any other equity-based employee benefits plan or arrangement; (ii) the issuance or sale of Equity Securities to a seller (other than an Affiliate of a Bain Investor) or its designee at a fair value to be determined as described in Section 9(b) in connection with and as consideration for the Company’s direct or indirect acquisition by merger or other business combination or otherwise of any Person, business or assets; (iii) the issuance or sale of Equity Securities to financial institutions, commercial lenders or other debt providers or their designees that are not Affiliates of the Bain Investors (excluding Sankaty Advisors which shall not be deemed to be an Affiliate for the purposes of this Section 9(c)), in connection with commercial loans or other debt financing by such financial institutions, commercial lenders or other debt providers; (iv) the issuance of Equity Securities pursuant to the terms of options or convertible or exchangeable securities or other similar securities which have been issued, sold or granted in compliance with Section 9(a); (v) the issuance of Equity Securities pursuant to a Public Offering; and (vi) the issuance of Equity Securities in connection with any pro rata stock split or stock dividend or any reorganization transaction; provided, however, that any transaction pursuant to subclauses (i)-(vi) shall be a bona fide transaction on arm’s length terms.

10.	Public Offering.

(a) By the Company. If at any time the Board, acting in good faith, approves a Public Offering, each holder of Investor Securities (acting in its capacity as an Investor) shall vote for and consent to (to the extent it has any voting or consent right) and raise no objections against such Public Offering.

(b) In connection with any Public Offering subject to this Section 10, each holder of Other Investor Securities shall agree to effectuate such Public Offering as follows:

(i) If the public company vehicle (“Newco”) is to be a Luxembourg entity, the Company shall be converted into a société anonyme (public company with limited liability or S.A.) under the laws of the Grand Duchy of Luxembourg, and any Investor Securities will be reclassified as described below into the securities of Newco to be offered in such Public Offering (the “Newco Common”); or

(ii) If the Board and the managing underwriters agree that it will be more beneficial to either the Bain Investors or the Public Offering to effect the Public Offering using a Newco or a Subsidiary organized under the laws of any jurisdiction, the Company shall form or, if applicable, reorganize or recapitalize such entity, and the Other Investors shall, if requested by the Board, contribute all of their Investor Securities to such Newco or Subsidiary in exchange for common stock in Newco or the relevant Subsidiary effected on the same terms as the contribution and exchange of the Bain Investor Securities.

The Newco Common issued to the Bain Investors and the Other Investors shall be allocated on a pro rata basis.

(c)	Waiver. Without limiting the generality of the foregoing, each holder of Other Investor Securities hereby waives any dissenter’s rights, appraisal rights or similar rights in connection with any recapitalization, reorganization and/or exchange pursuant to this Section 10.

(d)	Registration, Listing and Quotation Agreement. In connection with any Public Offering, the Company and the holders of Investor Securities have entered into the Registration Rights Agreement, attached hereto as Schedule 2 For the avoidance of doubt, in the event that the Bain Investors become entitled to any registration rights in connection with a Public Offering, the Other Investors shall have the right to participate on a pro rata basis on all registrations, listings and qualifications made by the Company of with respect to the Bain Investor Securities.

11.	Access to Information, Confidentiality. The Company shall cause to be provided to each Investor copies of: (i) the annual audited consolidated financial statements of the Company’s group; and (ii) the unaudited monthly and quarterly financial statements or accounts of such group consistent with the documents to be provided to the finance providers of the Bain Investors. The Company shall also comply with all U.S. income tax filing, information reporting requirements applicable to it and shall cause to be provided to each Other Investor, upon reasonable notice, such additional financial and operating data and other information regarding the Company and its Subsidiaries (or copies thereof) as such Other Investor requests in connection with, or for purposes of compliance with, any audit, investigation or other examination by any governmental authority and with securities, environmental, employment and other laws. Each Investor agrees to hold any such information provided to it or received by it pursuant hereto in the strictest confidence and not to provide such information to any other Person, save: (A) to its Affiliates and its and their respective directors, officers, employees, and advisers who need to know such information for the purposes of performing their duties and then only if it is so provided on a confidential basis; (B) where required to do so by law or regulation.

12.	Management Agreement. The parties agree and acknowledge that the Bain Investors and/or any of their Affiliates will directly or indirectly earn (a) an ongoing annual management fee not to exceed in aggregate $4,000,000 payable by the Company and/or its Subsidiaries pursuant to the advisory agreement substantially in the form attached hereto in Schedule 4 and (b) a transaction fee pursuant to the transaction services agreement substantially in the form attached hereto in Schedule 4.

13.	Requirement for Consent. The Company and its Subsidiaries shall not, and the Bain Investors (and their permitted transferees) shall cause the Company and its Subsidiaries not to, take any of the following actions except pursuant to the prior written consent of the Dow Investor, if, in case of the actions described in paragraph (i) to (iv) below, would have a disproportionate adverse effect on the Dow Investor as compared to the Bain Investors:

(i)	Amend any of the rights attaching to any Equity Securities;

(ii)	Create, consolidate, sub-divide, issue (other than in compliance with Section 9 (Preemptive Rights)) convert, redeem, purchase or cancel any Equity Securities or reduce the share capital of the Company;

(iii)	Amend or restate any of the provisions of the Articles;

(iv)	(i) Dissolve, liquidate or wind up the Company or any of its Subsidiaries or (ii) commence a voluntary proceeding seeking reorganization or other similar relief;

(v)	Enter into any agreement, arrangement or transaction with the Company or any of its Subsidiaries, on the one hand, and any Investor or Affiliate of an Investor on the other hand which are not on arm’s-length financial and economic terms;

(vi)	Take any other action if such action would have a materially disproportionate adverse effect on the Dow Investor as compared to the Bain Investors; or

(vii)	Agree or commit to any of the foregoing (i)-(vi).

14.	Activities of the Company. The parties hereto agree and acknowledge that the Company shall not engage in any activities that would constitute the conduct of a trade or business for U.S. income tax purposes.

15.	Additional Financing; Liability of Investors. No Investor shall be required to make any contributions or provide any financing to the Company. Except as otherwise required by law or as expressly set forth in this Agreement, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company, and no Investor shall be obligated personally for any such debt, obligation or liability of the Company solely by reason of being an Investor, whether to the Company, to any of the other Investors, to the creditors of the Company or to any other third Person. Except as expressly set forth in the Articles, each Investor shall be liable only to make such payments provided for expressly herein.

16.	Information. If the Company or the Bain Investors have entered into negotiations that could reasonably be expected to result in the potential Sale of the Company or any potential sale of any Bain Investor Securities, the Company and the Bain Investors shall promptly inform the Dow Investor (it being understood that such notice shall be given no later that thirty (30) days prior to the expected signing date for such transaction) and fully apprise the Dow Investor of the progress of all material negotiations of any such potential transaction, subject to the Dow Investor entering into a confidentiality agreement on customary terms relating to such information.

17.	Waiver of Investor Fiduciary Duties. This Agreement is not intended to, and does not, create or impose any fiduciary duty on any of the Investors or their respective Affiliates. The Investors hereby waive any and all fiduciary duties that, absent such waiver, may be implied by law, and in doing so, recognize, acknowledge and agree that these duties and obligations to one another and to the Company are only as expressly set forth in this Agreement. Each Investor acknowledges that the other Investors and each of their respective Affiliates own and/or manage other businesses, including businesses that may compete with the Company, the other Investors and the Board. This Section 17 shall not apply to the fiduciary duties of the General Partner in relation to the Company or the Investors.

18.	Restricted Securities Legend. The Investor Securities have not been registered under the Securities Act and, therefore, in addition to the other restrictions on Transfer contained in this Agreement, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is then available. Any certificate evidencing Investor Securities and any certificate issued in exchange for or upon the Transfer of any Investor Securities shall be stamped or otherwise imprinted with a legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 OR AN EXEMPTION THEREFROM AND, IN EACH CASE, IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF THE INVESTOR SUBSCRIPTION AND SHAREHOLDER AGREEMENT, DATED AS OF 17 JUNE 2010 (THE “INVESTOR SUBSCRIPTION AGREEMENT”), AS IT MAY BE AMENDED AND MODIFIED FROM TIME TO TIME, AMONG THE COMPANY AND CERTAIN SECURITYHOLDERS OF THE COMPANY AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE THEREWITH. A COPY OF THE INVESTOR SUBSCRIPTION AGREEMENT IS ON FILE AT THE REGISTERED OFFICE OF THE COMPANY.

19.	Amendment and Waiver. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the holders of a majority of the Bain Investor Securities and the Dow Investor, or in the case of a waiver, by the party hereto against whom the waiver is to be effective; provided, however, that in the event that an amendment adversely and materially affects an Other Investor or group of Other Investors, such amendment will require the consent of the holders of a majority of such adversely affected Other Investor Securities. No course of dealing or the failure of any party to enforce any of the provisions of this Agreement shall in any way operate as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

20.	Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this

Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Agreement in such jurisdiction or affect the validity, legality or enforceability of any provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement are consummated as originally contemplated, or the terms agreed to by the parties are complied with, to the greatest extent possible.

21.	Entire Agreement. Except as otherwise expressly set forth herein, this Agreement embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or undertakings by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

22.	Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Company and its respective successors and assigns and the holders of Investor Securities and the respective successors and assigns of each of them, so long as they hold Investor Securities.

23.	Remedies. Any Person having rights under any provision of this Agreement shall be entitled to enforce their rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that the parties hereto would be irreparably damaged if any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached and that money damages would not be an adequate remedy for any non-performance or breach of the provisions of this Agreement and that the parties hereto would not have any adequate remedy at law. Accordingly, in addition to any other right or remedy to which any party hereto may be entitled, at law or in equity (including monetary damages), the Company and any holder of Investor Securities shall be entitled, in its sole discretion, to enforce any provision of this Agreement by a decree of specific performance and/or temporary, preliminary and permanent injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement. The parties hereto agree that they will not contest the appropriateness of specific performance as a remedy.

24.	Supremacy. In the event of any conflict between this Agreement and the Articles, the provisions of this Agreement shall prevail and the parties shall procure that the Articles shall be amended to such extent as may be necessary in order to remove such conflict, subject to applicable law.

25.

Notices. All notices, requests, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given: (i) when delivered personally to the recipient; (ii) when sent by facsimile to the recipient (with hard copy sent to the recipient by internationally reputable overnight courier service (charges prepaid) that same day) if successfully transmitted (with proof of such transmission) before 5:00 p.m., local time in the jurisdiction of recipient on a Business Day, and if successfully transmitted (with proof of such transmission) on or after 5:00 p.m., local time in the jurisdiction of recipient, on the next Business Day; or (iii) upon receipt by the recipient if sent to the recipient by internationally reputable overnight courier service (charges prepaid). Such notices, demands and other communications shall be sent to the Company, the Dow Investor and the Bain Investors at the addresses set out below and to any future holder of Investor Securities subject to this Agreement at such address as indicated by the Company’s records, or, in each case, at such address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party.

If to the Company:

Bain Capital Partners, LLC

590 Madison Avenue, 42nd Floor

New York, NY 10022

Facsimile:	(212) 421-2225
Attention:	Stephen M. Zide

with a copy (which shall not constitute notice hereunder) to:

Kirkland & Ellis International LLP

601 Lexington Avenue

New York, NY 10022

United States

Telephone:	+1 212-446-4800
Fax:	+1 212-446-4900
Attention:	Eunu Chun

If to the Dow Investor:

The Dow Chemical Company

2030 Dow Center

Midland, Michigan 48674

Facsimile:	(989) 638-9347
Attention:	Executive Vice President and General Counsel

with a copy (which shall not constitute notice hereunder) to:

Shearman & Sterling LLP

599 Lexington Avenue

New York, NY 10022-6069

Facsimile:	(212) 848-7179
Attention:	George A. Casey, Esq.

If to the Bain Investors

Bain Capital Partners, LLC

590 Madison Avenue, 42nd Floor

New York, NY 10022

Facsimile:	(212) 421-2225
Attention:	Stephen M. Zide

with a copy (which shall not constitute notice hereunder) to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

United States

Telephone:	+1 212-446-4800
Fax:	+1 212-446-4900
Attention:	Eunu Chun

26.	Governing Law. This Agreement and any disputes or claims arising out of, or in connection with, its subject matter or formation (including non-contractual disputes or claims) are governed by and construed in accordance with the laws of England. The courts of England have exclusive jurisdiction to settle any dispute or claim that arises out of or in connection with this Agreement or its formation (including non-contractual disputes or claims).

27.	Rights of Third Parties. A Person who is not a party to this Agreement may not enforce any of its terms under the Contracts (Rights of Third Parties) Act 1999 or otherwise.

28.	Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement. This Agreement shall be executed in at least as many original counterparts as there are parties to this Agreement.

29.	Delivery by Facsimile. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

*    *    *    *    *

IN WITNESS WHEREOF, this Investor Subscription and Shareholder Agreement has been executed as of the date first written above.

BAIN CAPITAL EVEREST MANAGER HOLDING SCA by its General Partner, BAIN CAPITAL EVEREST MANAGER S.À R.L.

By:	/s/ Ailbhe Jennings
Ailbhe Jennings
Manager

By:	/s/ Michel Plantevin
Michel Plantevin
Manager

BAIN CAPITAL EVEREST MANAGER S.À R.L.

By:	/s/ Ailbhe Jennings
Ailbhe Jennings
Manager

By:	/s/ Michel Plantevin
Michel Plantevin
Manager

[Signature Page to Investor Subscription and Shareholder Agreement]

IN WITNESS WHEREOF, this Investor Subscription and Shareholder Agreement has been executed as of the date first written above.

Bain Capital Fund X, L.P.
Represented by Bain Capital Partners X, L.P., acting as general partner
Itself represented by Bain Capital Investors, LLC, acting as general partner

/s/ Steve Zide
Name:	Steve Zide
Title:	Managing Director

Bain Capital Europe Fund III, L.P.
Represented by Bain Capital Partners Europe III, L.P.
Itself represented by Bain Capital Investors, LLC

/s/ Steve Zide
Name:	Steve Zide
Title:	Managing Director

BCIP Associates IV, L.P.
Represented by Bain Capital Investors, LLC, acting as general partner

/s/ Steve Zide
Name:	Steve Zide
Title:	Managing Director

[Signature Page to Investor Subscription and Shareholder Agreement]

BCIP Trust Associates IV-B, L.P.
Represented by Bain Capital Investors, LLC, acting as general partner

/s/ Steve Zide
Name:	Steve Zide
Title:	Managing Director

BCIP Trust Associates IV, L.P.
Represented by Bain Capital Investors, LLC, acting as general partner

/s/ Steve Zide
Name:	Steve Zide
Title:	Managing Director

BCIP Associates IV-B, L.P.
Represented by Bain Capital Investors, LLC, acting as general partner

/s/ Steve Zide
Name:	Steve Zide
Title:	Managing Director

[Signature Page to Investor Subscription and Shareholder Agreement]

DOW EUROPE HOLDING B.V.

By:	/s/ Timothy King
Name:	Timothy King
Title:	Authorized Representative

By:	/s/ Stephen Doktycz
Name:	Stephen Doktycz
Title:	Authorized Representative

[Signature Page to Investor Subscription and Shareholder Agreement]

SCHEDULE 1

SCHEDULE OF INVESTORS

TOTAL CO-INVEST SHARES PER EACH A-F CLASS
Investor	Common Equity	Total Investment in US$
BCIP ASSOCIATES IV , L.P.	2,092.00	2,092,000.00
BCIP TRUST ASSOCIATES IV , L.P.	776.00	776,000.00
BCIP ASSOCIATES IV-B , L.P.	450.00	450,000.00
BCIP TRUST ASSOCIATES IV-B , L.P.	98.00	98,000.00
BAIN CAPITAL FUND X, LP	297,493.00	297,493,000.00
BAIN CAPITAL EUROPE FUND III, LP	297,841.00	297,841,000.00
Dow	48,750.00	48,750,000.00

SCHEDULE 2

REGISTRATION RIGHTS AGREEMENT

EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) dated as of June 17, 2010 is by and among Bain Capital Everest Managers Holding SCA, a company organized under the laws of Luxembourg (the “Company”), the investors listed in rows 1 and 2 on the Schedule of Investors attached hereto (the “Bain Investors”), Dow Europe Holding B.V. (“Dow”) and Christopher D. Pappas (the “Executive”). The Bain Investors, Dow, the Executive and each other Person executing a joinder to this Agreement in the form attached hereto as Exhibit A, are each referred to herein as an “Equityholder”, and, collectively, the “Equityholders”.

WHEREAS, the Equityholders desire to enter into this Agreement in order to provide for certain registration rights that will apply to any ordinary shares (“Ordinary Shares”) that are hereafter acquired by the Equityholders pursuant to the conversion of the Company into a corporation, the merger of the Company with or into a corporation or otherwise, or the distribution of shares of a Subsidiary of the Company by the Company to the Equityholders, in each case pursuant to, and in accordance with, Section 10 of the Shareholders Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

1. Definitions. As used herein, the following terms shall have the following meanings:

“Affiliate” has the meaning set forth in the Shareholders Agreement.

“Agreement” has the meaning set forth in the Preamble.

“Bain Investors” has the meaning set forth in the Preamble.

“Bain Majority Holders” means the holder(s) of a majority of the Bain Registrable Securities.

“Bain Registrable Securities” means the Registrable Securities acquired by, issued or issuable to, or otherwise owned by, the Bain Investors or any of their respective Permitted Transferees.

“Board” means the board of directors of the Company.

“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in the City of New York, USA.

“Company” has the meaning set forth in the Preamble.

“Corporation” means the issuer of the Ordinary Shares.

“Custody Agreement and Power of Attorney” has the meaning set forth in Section 3(g).

“Demand Registrations” has the meaning set forth in Section 2(a)(ii).

“Dow Investor” means Dow Europe Holding B.V. or any of its successors or permitted transferees under the Shareholders Agreement.

“Equity Securities” means, as applicable, (i) any Ordinary Shares, (ii) any capital stock, membership or limited liability company interests, ordinary shares or other share capital, (iii) any securities directly or indirectly convertible into or exchangeable for any capital stock, membership or limited liability company interests, ordinary shares or other share capital or containing any profit participation features, (iv) any rights or options directly or indirectly to subscribe for or to purchase any capital stock, membership or limited liability company interests, ordinary shares or other share capital or securities containing any profit participation features or to subscribe for or to purchase any securities directly or indirectly convertible into or exchangeable for any capital stock, membership or limited liability company interests, ordinary shares or other share capital or securities containing any profit participation features, (v) any share appreciation rights, phantom share rights or other similar rights, or (vi) any Equity Securities issued or issuable with respect to the securities referred to in clauses (i) through (v) above in connection with a combination of shares, exchange, recapitalization, merger, amalgamation, consolidation or other reorganization.

“Equityholders” has the meaning set forth in the Preamble.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder, as each may be amended from time to time.

“Executive” has the meaning set forth in the Preamble.

“Executive Registrable Securities” means Registrable Securities held by the Executive or any of his Permitted Transferees; provided, that the registration rights set forth herein will not apply to any Equity Securities acquired by the Executive pursuant to an incentive award in connection with any underwritten offering that includes a secondary sale of Registrable Securities.

“FINRA” means Financial Industry Regulatory Authority.

“Following Holdback Period” has the meaning set forth in Section 4(a).

“Free Writing Prospectus” means a free–writing prospectus, as defined in Rule 405 of the Securities Act.

“Holdback Extension” has the meaning set forth in Section 4(a).

“IPO Holdback Period” has the meaning set forth in Section 4(a).

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“Long-Form Registrations” has the meaning set forth in Section 3(a)(i).

“Majority Holders” means, at any time, the holders of a majority of the voting power of the Registrable Securities, voting together as a single class.

“Original Filing” has the meaning set forth in Section 2(a)(ii).

“Other Equity Securities” has the meaning set forth in Section 11(f)(i).

“Other Registrable Securities” means the Registrable Securities, other than the Bain Registrable Securities and the Executive Registrable Securities.

“Ordinary Shares” has the meaning set forth in the Recitals.

“Permitted Transferee” has the meaning set forth in the Shareholders Agreement.

“Person” means any natural person, partnership, firm, corporation, limited liability company, association, cooperative, joint stock company, trust, joint venture or government entity, or any department, agency or political subdivision thereof, or any other entity including without limitation any unincorporated organization, syndicate, or affiliated group.

“Piggyback Registration” has the meaning set forth in Section 3(a).

“Public Offering” means an underwritten public offering and sale of the Equity Securities of the Corporation (or any of its respective successors) pursuant to an effective registration statement under the Securities Act; provided, that a Public Offering shall not include an offering made in connection with a business acquisition or combination pursuant to a registration statement on Form S-4 or any similar form, or an employee benefit plan pursuant to a registration statement on Form S-8 or any similar form.

“Registrable Securities” means (i) any Equity Securities of the Corporation directly or indirectly acquired by, issued or issuable to, or otherwise owned by any party hereto (or any such party’s Permitted Transferees) on or after the date hereof; (ii) any Equity Securities of the Corporation issued or issuable (directly or indirectly) with respect to the securities referred to in clause (i) by way of a conversion, dividend, split or other division, and (iii) any Equity Securities of the Corporation or any other entity issued, distributed or issuable (directly or indirectly) with respect to the securities referred to in clause (i) in connection with a combination of securities, conversion, reclassification, replacement, recapitalization, business combination, merger, consolidation, or other reorganization and/or exchange of Equity Securities of the Corporation for other securities of the Corporation or another entity. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected. Such securities will cease to be Registrable Securities when sold pursuant to Rule 144 or any offering registered under the Securities Act.

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“Registration Expenses” means all fees and expenses incident to the Corporation’s performance of or compliance with this Agreement, including, without limitation, (i) all registration and filing fees (including, without limitation, (A) fees with respect to filings required to be made with FINRA in connection with an underwritten offering, (B) fees and expenses of compliance with state securities or “blue sky” laws, and (C) transfer taxes); (ii) printing, messenger, telephone and delivery expenses; (iii) fees and disbursements of counsel for the Corporation; (iv) the reasonable fees and disbursements of one (1) counsel for the holders of Registrable Securities (and one (1) local counsel, if the Corporation is not a Delaware or New York entity) , which counsel shall be chosen by the Bain Majority Holders; (v) fees and disbursements of all independent certified public accountants referred to in Section 5; (vi) fees and disbursements of custodians (vii) underwriters’ fees and expenses (excluding discounts, commissions, or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Securities); (viii) Securities Act liability insurance, if the Corporation so desires such insurance; (ix) internal expenses of the Corporation; (x) the expense of any annual audit; (xi) the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange; and (xii) the fees and expenses of any Person, including special experts, retained by the Corporation.

“Rule 144” means Rule 144 under the Securities Act (or any similar rule then in force).

“Sale Transaction” has the meaning set forth in Section 4(a).

“SEC” shall mean the U.S. Securities and Exchange Commission, or any successor thereto.

“Securities Act” means the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder, as each may be amended from time to time.

“Shareholders Agreement” means the Investor Subscription and Shareholders Agreement, dated as of the date hereof, by and among the Company and each of the securityholders party thereto from time to time, as such agreement may be amended or otherwise modified from time to time.

“Short-Form Registrations” has the meaning set forth in Section 2(a)(i).

“Subsidiary” has the meaning set forth in the Shareholders Agreement.

2. Demand Registrations.

(a) Requests for Registration.

(i) Subject to the terms and conditions of this Section 2, at any time after the date of this Agreement, the Bain Majority Holders may request registration under the Securities Act of all or a portion of their Registrable Securities on Form S-1 or any similar long-form registration (“Long-Form Registrations”) or on Form S-3 or any similar short-form registration (including pursuant to Rule 415 under the Securities Act) (“Short-Form Registrations”), if

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available. All registrations requested pursuant to this Section 2(a) are referred to herein as “Demand Registrations”

(ii) Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered, the anticipated per share price range for such offering and the intended method of distribution. Within seven (7) days after the filing of a Demand Registration (“Original Filing”), the Corporation will give written notice of such registration to all other holders of Registrable Securities (including the Dow Investor) and will include (subject to the provisions of this Agreement, including Section 2(d) below) in such registration (and in all related registrations or qualifications under blue sky laws or in compliance with other registration requirements and in any related underwriting) all Registrable Securities with respect to which the Corporation has received written requests for inclusion therein within fifteen (15) days after the receipt of the Corporation’s notice; provided, that if an Other Investor requests to be included in such Demand Registration, then during the period from the Original Filing until the Registrable Securities of such Other Investor have been effectively included in such registration (and all such related registrations, qualifications, requirements and related underwriting), the Corporation and the Bain Investors shall not sell any of the Registrable Securities included in the Original Filing.

(b) Long-Form Registrations. The Bain Majority Holders will be entitled to five (5) Long-Form Registrations and the Corporation will pay all Registration Expenses associated therewith. A registration will not count as such a permitted Long-Form Registration until it has become effective and unless the holders of Bain Registrable Securities are able to register and sell at least 90% of the Bain Registrable Securities requested to be included in such registration; it being understood and agreed that the requisite holders of Bain Registrable Securities making a request for a Demand Registration hereunder may withdraw from such registration at any time prior to the effective date of such Demand Registration, in which case such request will not count as one of the permitted Demand Registrations for such holders, irrespective of whether or not such registration is effected.

(c) Short-Form Registrations. The Bain Majority Holders will be entitled to request an unlimited number of Short-Form Registrations and the Corporation will pay all Registration Expenses associated therewith. Demand Registrations will be Short-Form Registrations whenever the Corporation is permitted to use any applicable short form. After the Corporation has become subject to the reporting requirements of the Exchange Act, the Corporation will use its reasonable best efforts to make Short-Form Registrations available for the sale of Registrable Securities.

(d) Priority on Demand Registrations. The Corporation will not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the Bain Majority Holders. If a Demand Registration is an underwritten offering and the managing underwriters advise the Corporation in writing that, in their opinion, the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without materially and adversely affecting the distribution of such securities or otherwise having a material and adverse effect on the marketability of the offering, then the Corporation will include in such registration, (i) first, the number of Registrable Securities

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requested to be included in such registration pro rata among the holders of Registrable Securities (including, for the avoidance of doubt, the Registrable Securities requested to be included in the registration that are held by the Dow Investor) based on the number of Registrable Securities owned by each such holder, and (ii) second, any other securities of the Corporation requested to be included in such registration pro rata on the basis of the number of such other securities requested to be included therein by each such holder.

(e) Restrictions on Demand Registrations. The Corporation will not be obligated to effect any Demand Registration (i) within six (6) months after the effective date of a previous Long-Form Registration or within three (3) months after the effective date of a previous Short-Form Registration or (ii) if the Corporation shall furnish to the holders requesting such Demand Registration a certificate stating that in the good faith judgment of the Board, it would be materially harmful to the economic prospects of the Corporation for such Demand Registration to be effected at such time, in which event the Corporation shall have the right to defer such filing for a period of not more than 120 days after receipt of the initial request for the Demand Registration; provided that such right to delay a request shall be exercised by the Corporation not more than once in any twelve-month period; provided, further, that in such event, the holders of Bain Registrable Securities initiating such Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations hereunder and the Corporation shall pay all Registration Expenses associated therewith.

(f) Selection of Underwriters. In the case of a Demand Registration for an underwritten offering, the Corporation will have the right to select the investment banker(s) and manager(s) to administer the offering, which investment banker(s) and manager(s) must be reasonably acceptable to the Bain Majority Holders.

(g) Other Registration Rights. Except as provided in this Agreement, the Corporation will not grant to any Persons the right to request the Corporation to register any Equity Securities of the Corporation, without the prior written consent of the Bain Majority Holders.

(h) Executive Registrable Securities. Notwithstanding anything to the contrary set forth herein, Executive Registrable Securities shall be included in a registration pursuant to this Section 2 only if, and only to the extent that, the managing underwriters advise the Company in writing that in their opinion such Executive Registrable Securities can be sold therein without adversely affecting the marketability of such offering.

3. Piggyback Registrations.

(a) Right to Piggyback. Whenever the Corporation proposes to register any of its Equity Securities under the Securities Act (other than pursuant to (i) the Corporation’s initial Public Offering (but only if the applicable underwriters request that only securities owned by the Corporation be included in such offering), (ii) a Demand Registration (which shall be governed by Section 2 hereof), (iii) in connection with a registration, the primary purpose of which is to register debt securities (i.e., in connection with a so-called “equity kicker”) or (iv) a registration statement on Form S-8 or S-4 or any similar or successor form) and the registration form to be

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used may be used for the registration of Registrable Securities (a “Piggyback Registration”), the Corporation will give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and will, subject to the provisions of this Agreement, include in such registration (and in all related registrations or qualifications under blue sky laws or in compliance with other registration requirements and in any related underwriting) all Registrable Securities with respect to which the Corporation has received written requests for inclusion therein within ten (10) days after the receipt of the Corporation’s notice.

(b) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Corporation, the Corporation will include in such registration all securities requested to be included in such registration; provided, that if the managing underwriters advise the Corporation in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without materially and adversely affecting the distribution of such securities or otherwise having a material and adverse effect on the marketability of the offering, the Corporation will include in such registration (i) first, the securities the Corporation proposes to sell, (ii) second, the number of such Registrable Securities requested to be included in such registration pro rata among the holders of Registrable Securities (including, for the avoidance of doubt, the Registrable Securities requested to be included in the registration that are held by the Dow Investor) based on the number of Registrable Securities owned by each such holder, and (iii) third, any other securities of the Corporation requested to be included in such registration pro rata on the basis of the number of such other securities requested to be included therein by each such holder.

(c) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Corporation’s securities the Corporation will include in such registration all securities requested to be included in such registration; provided, that if the managing underwriters advise the Corporation in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without materially and adversely affecting the distribution of such securities or otherwise having a material and adverse effect on the marketability of the offering, the Corporation will include in such registration (i) first, the number of Registrable Securities requested to be included in such registration by the holders of Registrable Securities, pro rata among the holders of such Registrable Securities on the basis of the number of such Registrable Securities owned by such holder, and (ii) second, other securities, if any, requested to be included in such registration pro rata on the basis of the number of such other securities requested to be included therein by each such holder.

(d) Selection of Underwriters. In the case of a Piggyback Registration that is an underwritten offering, the Corporation will have the right to select the investment banker(s) and manager(s) to administer the offering, which investment banker(s) and manager(s) must be reasonably acceptable to the Bain Majority Holders.

(e) Other Registrations. If the Corporation has previously filed a registration statement with respect to Registrable Securities pursuant to Section 2 or this Section 3, and if such previous registration has not been withdrawn or abandoned, the Corporation will not file or cause to be effected any other registration of any of its Equity Securities or securities convertible

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or exchangeable into or exercisable for its Equity Securities under the Securities Act (except on Forms S-4 or S-8 or any similar or successor forms), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least six (6) months has elapsed from the effective date of such previous registration, unless the Bain Majority Holders otherwise agree in writing.

(f) Obligations of Seller. During such time as any holder of Registrable Securities may be engaged in a distribution of securities pursuant to an underwritten Piggyback Registration, such holder shall distribute any Registrable Securities held by such holder only under a registration statement and solely in the manner described therein.

(g) Custody Agreement and Power of Attorney. Upon delivering a request under this Section 3, each holder (other than the holders of Bain Registrable Securities) that delivers such request will, if requested by the underwriters, execute and deliver a custody agreement and power of attorney in customary form and substance and otherwise reasonably satisfactory to the Corporation and the Dow Investor with respect to such Registrable Securities to be registered pursuant to this Section 3 (a “Custody Agreement and Power of Attorney”). The Custody Agreement and Power of Attorney will provide, among other things, that the holder will deliver to and deposit in custody with the custodian and attorney-in-fact named therein (who shall be reasonably satisfactory to the Corporation) a certificate or certificates representing such Registrable Securities (duly endorsed in blank by the registered owner or owners thereof or accompanied by duly executed share powers in blank) and irrevocably appoint said custodian and attorney-in-fact with full power and authority to act under the Custody Agreement and Power of Attorney on such holder’s behalf with respect to the matters specified therein. Such holder also agrees to execute such other agreements as the Corporation may reasonably request to further evidence the provisions of this Section 3(g).

(h) Obligations of the Corporation. The Corporation shall not hereafter enter into any agreement, which is inconsistent with the rights of priority provided in Section 2(d) and paragraphs (b) and (c) above.

(i) Registration Expenses. The Corporation will pay all Registration Expenses in connection with any Piggyback Registration whether or not such Piggyback Registration has become effective.

(j) Executive Registrable Securities. Notwithstanding anything to the contrary set forth herein, Executive Registrable Securities shall be included in a registration pursuant to this Section 3 only if, and only to the extent that, the managing underwriters advise the Company in writing that in their opinion such Executive Registrable Securities can be sold therein without adversely affecting the marketability of such offering.

4. Holdback Agreements.

(a) No holder of Registrable Securities shall sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale (including sales pursuant to Rule 144) (a “Sale Transaction”) of any Equity Securities of the Corporation, or any securities convertible into or exchangeable or

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exercisable for any such Equity Securities, during the period beginning on the date the Corporation delivers notice of such offering to such holder and through the date that is 180-days after the effective date of the Corporation’s initial Public Offering (the “IPO Holdback Period”), except as part of such initial Public Offering. In connection with all underwritten Demand Registrations and underwritten Piggyback Registrations (other than the initial Public Offering), no holder of Registrable Securities shall effect any such Sale Transaction during the period beginning on the date the Corporation delivers notice of such offering to such holder and through the date that is ninety (90) days after, the effective date of such Public Offering (each, a “Following Holdback Period”), except as part of such Public Offering. If (i) the Corporation issues an earnings release or other material news or a material event relating to the Corporation and its Subsidiaries occurs, in either case during the last seventeen (17) days of the IPO Holdback Period or any Following Holdback Period (as applicable) or (ii) prior to the expiration of the IPO Holdback Period or any Following Holdback Period (as applicable), the Corporation announces that it will release earnings results during the sixteen (16) day period beginning upon the expiration of such period, then to the extent necessary for a managing or co-managing underwriter of a registered offering required hereunder to comply with NASD Rule 2711(f)(4) or any similar rule then in effect, the IPO Holdback Period or any Following Holdback Period (as applicable) shall be extended until eighteen (18) days after the earnings release or the occurrence of the material news or event, as the case may be (such period referred to herein as the “Holdback Extension”). The Corporation may impose stop-transfer instructions with respect to the Equity Securities (or other securities) subject to the foregoing restriction until the end of such period, including any period of Holdback Extension. The foregoing restrictions shall not prohibit transfers of Equity Securities by the Executive to family members or for the Executive’s estate planning purposes.

(b) The Corporation (i) shall not effect any public sale or distribution of its Equity Securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven (7) day period prior to and during such period of time as may be determined by the underwriters managing the underwritten registration following the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (not to exceed one hundred and eighty (180) days in connection with the Corporation’s initial Public Offering or ninety (90) days in all other cases, except in each case as extended during the period of any Holdback Extension), except as part of such underwritten registration or pursuant to registrations on Form S–8 or any successor form and unless the underwriters managing the registered public offering otherwise agree in writing, and (ii) shall use its reasonable best efforts to cause each holder of at least 1% (on a fully-diluted basis) of its Equity Securities or any securities convertible into or exchangeable or exercisable for Equity Securities, purchased from the Corporation at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (as extended by any Holdback Extension), except as part of such underwritten registration, if otherwise permitted, unless the underwriters managing the registered public offering otherwise agree in writing.

5. Registration Procedures. Whenever the holders of Registrable Securities request that any Registrable Securities be registered pursuant to this Agreement, the Corporation will use its reasonable best efforts to effect the registration and the sale of such Registrable

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Securities in accordance with the intended method of disposition thereof. Pursuant thereto, the Corporation will as expeditiously as possible:

(a) in accordance with the Securities Act and all applicable rules and regulations promulgated thereunder, prepare and file with the SEC a registration statement, and all amendments and supplements thereto and related prospectuses, with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective; provided, that before filing a registration statement or prospectus or any amendments or supplements thereto, the Corporation will furnish to one counsel selected by the Bain Majority Holders copies of all such documents proposed to be filed which documents shall be subject to the review and comment of such counsel, and include in any Short-Form Registration such additional information reasonably requested by the holders of a majority of the Registrable Securities registered under the applicable registration statement, or the underwriters, if any, for marketing purposes, whether or not required by applicable securities laws;

(b) notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the lesser of (x) 180 days and (y) such shorter period which will terminate when all Registrable Securities covered by the registration statement have been sold and comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

(c) furnish to each seller of Registrable Securities thereunder such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), each Free Writing Prospectus and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(d) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided, that the Corporation will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process (i.e., service of process which is not limited solely to securities law violations) in any such jurisdiction);

(e) notify each seller of such Registrable Securities, (i) promptly after it receives notice thereof, of the date and time when such registration statement and each post-effective amendment thereto has become effective or a prospectus or supplement to any prospectus relating to a registration statement has been filed and when any registration or qualification has become effective under a state securities or blue sky law or any exemption thereunder has been obtained, (ii) promptly after receipt thereof, of any request by the SEC or any state securities

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authority for the amendment or supplementing of such registration statement or prospectus or for additional information, (iii) promptly after it receives notice thereof, of the issuance by the SEC or any state securities authority of any stop order suspending such registration statement or the initiation of any proceedings for that purpose, (iv) promptly after receipt thereof of any notification with respect to the suspension of qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, and (v) at any time when a prospectus relating thereto is required to be delivered under the Securities Act that includes the happening of any event the result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Corporation will promptly prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made (and the period of effectiveness of such registration statement provided for in Section 5(b) shall be extended by the number of days from and including the date such notice is given to the date such amended or supplemented prospectus has been delivered under this Section 5(e));

(f) prepare and file promptly with the SEC, and notify such holders of Registrable Securities prior to the filing of, such amendments or supplements to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event has occurred the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, in case any of such holders of Registrable Securities or any underwriter for any such holders is required to deliver a prospectus at a time when the prospectus then in circulation is not in compliance with the Securities Act or the rules and regulations promulgated thereunder, the Corporation shall use its reasonable best efforts to prepare promptly upon request of any such holder or underwriter such amendments or supplements to such registration statement and prospectus as may be necessary in order for such prospectus to comply with the requirements of the Securities Act and such rules and regulations;

(g) use its reasonable best efforts to cause all such Registrable Securities to be listed on each securities exchange or quotation system on which similar securities issued by the Corporation are then listed or traded;

(h) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(i) enter into and perform such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, using commercially reasonable efforts to have officers and senior management of the Corporation and its Subsidiaries, participate in “road shows,” investor presentations and marketing events and effecting an Equity Security split or a combination of Equity Securities);

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(j) make available at reasonable times for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Corporation, and cause the Corporation’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement subject to the applicable Person(s) executing a nondisclosure agreement in reasonable form and substance if reasonably required by the Corporation;

(k) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Corporation’s first full calendar quarter after the effective date of the registration statement (or, if such information is not available, the most recently available information), which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, as soon as reasonably practicable;

(l) permit any holder of Registrable Securities who, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling Person of the Corporation, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Corporation in writing, which in the reasonable judgment of such holder and its counsel should be included;

(m) use its reasonable best efforts to prevent the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Equity Securities included in such registration statement for sale in any jurisdiction, and in the event of the issuance of any such stop order or other such order the Corporation shall advise such holders of Registrable Securities of such stop order or other such order promptly after it shall receive notice or obtain knowledge thereof and shall use its reasonable best efforts to promptly obtain the withdrawal of such order;

(n) use its reasonable best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

(o) use its reasonable best efforts to obtain a “cold comfort” letter from the Corporation’s independent public accountants in customary form, addressed to each of the underwriters, as applicable, and covering such matters of the type customarily covered by “cold comfort” letters as the holders of a majority of the Registrable Securities being sold or managing underwriters reasonably request;

(p) provide a legal opinion of the Corporation’s outside counsel addressed to the Company and the holders of Registrable Securities, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the

12

closing under the underwriting agreement), with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form, and reasonably acceptable to the managing underwriters, and covering such matters of the type customarily covered by legal opinions of such nature;

(q) use reasonable best efforts to cooperate and assist in any filings required to be made with FINRA; and

(r) take such other actions and deliver such other documents and instruments as may be reasonably necessary to facilitate the registration and disposition of Registrable Securities as contemplated hereby.

If any such registration or comparable statement refers to any holder by name or otherwise as the holder of any securities of the Corporation and if, in its sole and exclusive judgment, such holder is or might be deemed to be a controlling Person of the Corporation, such holder shall have the right to require (i) the insertion therein of language, in form and substance reasonably satisfactory to such holder and presented to the Corporation in writing, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the Corporation’s securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Corporation, or (ii) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such holder; provided, that with respect to this clause (ii), such holder shall furnish to the Corporation an opinion of counsel to such effect, which opinion and counsel shall be reasonably satisfactory to the Corporation.

6. Registration Expenses. Unless otherwise provided herein, the Corporation shall pay all Registration Expenses, including, without limitation, (i) its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (ii) the expense of any annual audit or quarterly review, (iii) the expense of any liability insurance, and (iv) the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Corporation are then listed. Each Person that sells securities pursuant to a Demand Registration or Piggyback Registration hereunder shall bear and pay all underwriting discounts and commissions applicable to the securities sold for such Person’s account.

7. Indemnification.

(a) The Corporation agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its partners, members, officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, actions, damages, liabilities and expenses arising out of, caused by or based upon (i) any untrue or alleged untrue statement of material fact contained or incorporated by reference in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading. The Corporation shall

13

reimburse such holder, partners, members, director, officer or controlling Person for any legal or other expenses reasonably incurred by such holder, partner, member, director, officer or controlling Person in connection with the investigation or defense of such loss, claim, damage, liability or expense; provided, however, that the Corporation shall not be liable under this Section 7(a) for any such loss, claim, damage, liability and expense to the extent it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, in reliance upon and in conformity with written information furnished by such holder to the Corporation expressly for use therein. In connection with an underwritten offering, the Corporation will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

(b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Corporation in writing such information and affidavits as the Corporation reasonably requests for use in connection with any such registration statement or prospectus and each holder of Registrable Securities (other than the Executive), to the extent permitted by law, will, severally and not jointly, (i) indemnify the Corporation, its directors and officers and each Person who controls the Corporation (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus, preliminary prospectus, any amendment thereof, supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) reimburse the Corporation, its directors and officers and each Person who controls the Corporation (within the meaning of the Securities Act) for any legal or other expenses reasonably incurred by such Persons in connection with the investigation or defense of such loss, claim, damage, liability or expense, but in the case of the foregoing clauses (i) and (ii), only to the extent the untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, in reliance upon and in conformity with written information furnished by such holder to the Corporation expressly for use therein; provided, that the liability of each holder hereunder will be limited to the net amount of proceeds actually received by such holder from the sale of Registrable Securities pursuant to such registration statement.

(c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification; provided, that failure to give such notice shall not affect the right of such Person to indemnification hereunder unless such failure is materially prejudicial to the indemnifying party’s ability to defend such claim, and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party unless either (A) in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim or (B) there are one or more legal defenses available to such indemnified party which are substantially different from or additional to those available to the indemnifying party. If such defense is assumed, the

14

indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its prior written consent, which will not be unreasonably withheld. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel, in addition to local counsels, if any, for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

(d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, manager, partner or controlling Person of such indemnified party and will survive the transfer of securities. The Corporation and each holder of Registrable Securities (other than the Executive) also agree to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the indemnification provided for herein is unavailable for any reason.

(e) If the indemnification provided for in this Section 7 is held by a court of competent jurisdiction to be unavailable to an indemnified party or is otherwise unenforceable with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and of the indemnified party, on the other hand, in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations; provided that the maximum amount of liability in respect of such contribution shall be limited, in the case of each seller of Registrable Securities (other than the Executive), to an amount equal to the net proceeds actually received by such seller from the sale of Registrable Securities effected pursuant to such registration. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just or equitable if the contribution pursuant to this Section 7(e) were to be determined by pro rata allocation or by any other method of allocation that does not take into account such equitable considerations. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to herein shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject hereof. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

(f) No indemnifying party shall, except with the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

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(g) To the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with an underwritten public offering conflict with the foregoing provisions, the provisions in this Agreement shall control.

8. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person(s) entitled hereunder to approve such arrangements (including pursuant to any over-allotment or “green shoe” option requested by the underwriters; provided, that no holder of Registrable Securities shall be required to sell more than the number of Registrable Securities such holder has requested to include) and (ii) completes and/or executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents in each case that are customary for such registrations and are reasonably required under the terms of such underwriting arrangements; provided, that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Corporation or the underwriters other than representations and warranties regarding such holder and such holder’s intended method of distribution, or to undertake any indemnification obligations to the Corporation with respect thereto, except as provided in Section 7 hereof. Each holder of Registrable Securities agrees to execute and deliver such other agreements as may be reasonably requested by the Corporation and the lead managing underwriter(s) that are consistent with such holder’s obligations under Section 4 or that are necessary to give further effect thereto.

9. Rule 144 Reporting. With a view to making available to the holders of Registrable Securities the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Corporation agrees to use its reasonable best efforts to:

(a) make and keep current public information available, within the meaning of Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after it has become subject to the reporting requirements of the Exchange Act;

(b) file with the SEC, in a timely manner, all reports and other documents required of the Corporation under the Securities Act and Exchange Act (after it has become subject to such reporting requirements); and

(c) so long as any party hereto owns any Registrable Securities, furnish to such Person forthwith upon request, a written statement by the Corporation as to its compliance with the reporting requirements of said Rule 144 (at any time commencing ninety (90) days after the effective date of the first registration statement filed by the Corporation for an offering of its securities to the general public), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Corporation; and such other reports and documents as such Person may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

10. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be

16

deemed to have been given (i) when delivered if delivered personally, sent via a nationally recognized overnight courier, or sent via facsimile or via e-mail to the recipient, or (ii) upon receipt by the recipient if sent by certified or registered mail, return receipt requested. Such notices, demands and other communications will be sent to any Equityholder at such Equityholder’s address listed in the Corporation’s books and records for such Equityholder, and to the Company at the address indicated below:

To the Company:

Bain Capital Everest Manager Holding SCA

9A, Parc d’Activité Syrdall

L-5365 Munsbach

Grand Duché de Luxembourg

Attn: Michel Plantevin

E-mail: mplantevin@baincapital.com

and with a copy, which shall not constitute notice, to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, New York 10022

Attn: Eunu Chun

Facsimile No.: (212) 446-6460

E-mail: eunu.chun@kirkland.com

or such other address, telecopy number or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party.

11. Miscellaneous.

(a) No Inconsistent Agreements. The Company (or, if applicable, the Corporation) will not enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

(b) Remedies. Any person having rights under any provision of this Agreement shall be entitled to enforce their rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that the parties hereto would be irreparably damaged if any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached and that money damages would not be an adequate remedy for any non-performance or breach of the provisions of this Agreement and that the parties hereto would not have any adequate remedy at law. Accordingly, in addition to any other right or remedy to which any party hereto may be entitled, at law or in equity (including monetary damages), the Company and any Equityholder shall be entitled, in its sole discretion, to enforce any provision of this Agreement by a decree of specific performance and/or temporary, preliminary and permanent injunctive relief (without posting a bond or other security) in order to

17

enforce or prevent any violation of the provisions of this Agreement. The parties hereto agree that they will not contest the appropriateness of specific performance as a remedy.

(c) Amendment and Waiver. No modification, amendment or waiver of any provision of this Agreement shall be effective against the Equityholders or the Company unless such modification or amendment is approved in writing by the Company (by action of the Board), the Majority Holders and the Dow Investor. Any modification, amendment or waiver to which such written consent is obtained will be binding upon the Company and all Equityholders. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

(d) Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns, including the Corporation and any other company which is a successor to the Company or the Corporation, and the Equityholders and any Permitted Transferees of Registrable Securities, who executes and delivers to the Company or the Corporation a joinder to this Agreement in the form of Exhibit A attached hereto, and the respective successors, heirs and assigns of each of them, so long as they hold Registrable Securities.

(e) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Agreement in such jurisdiction or affect the validity, legality or enforceability of any provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement are consummated as originally contemplated to the greatest extent possible.

(f) Agreement to Amend.

(i) In the event a restructuring of the Company or any of its Subsidiaries is effected, such that the equity securities of the Company or any of its Subsidiaries would be converted and reclassified or exchanged for any equity securities, other than Ordinary Shares (“Other Equity Securities”), then the parties hereto agree that Ordinary Shares shall include such Other Equity Securities and shall amend this Agreement as necessary to apply to such Other Equity Securities.

(ii) The parties hereto acknowledge and agree that this Agreement has been prepared with a view of a Public Offering in the United States and that the terms hereof shall apply to a public offering in any other jurisdiction. In the event a registration or qualification of Equity Securities or Other Equity Securities with a regulatory authority, a stock exchange or a quotation system is effected, or a similar action is taken, in any jurisdiction other than the United States, then the parties hereto shall amend this Agreement as necessary to reflect the applicable

18

practices and legal requirements in such jurisdiction, but preserve the substance of the commercial agreement between the parties hereto reflected in the Agreement

(iii) The parties hereto agree to, and the Bain Investors shall cause the Company and its Subsidiaries to, take, or cause to be taken, all appropriate action, to do, or cause to be done, all things necessary under applicable law, and to execute and deliver such documents and other papers as may be required to carry out the provisions of this Section 11(f).

(g) Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original and shall be binding upon the Equityholder who executed the same, but all such counterparts shall constitute the same agreement. The execution of this Agreement by any of the parties may be evidenced by way of a facsimile transmission of such party’s signature, a photocopy of such facsimile transmission or other electronic means, and such facsimile or other electronic signature shall be deemed to constitute the original signature of such party hereto.

(h) Governing Law. All issues and questions concerning the application, construction, validity, interpretation and enforcement of this Agreement and the exhibits and schedules to this Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

(i) Time is of the Essence; Computation of Time. Time is of the essence for each and every provision of this Agreement. Whenever the last day for the exercise of any privilege or the discharge of any duty hereunder shall fall upon a Saturday, Sunday, or any date on which commercial banks in the State of New York are authorized to be closed, the party having such privilege or duty may exercise such privilege or discharge such duty on the next succeeding Business Day.

(j) Descriptive Headings. The headings in this Agreement are inserted for convenience only and are in no way intended to describe, interpret, define, or limit the scope, extent or intent of this Agreement or any provision of this Agreement.

(k) Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY SUIT, LEGAL ACTION OR PROCEEDING IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE VALIDITY, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF.

(l) Venue; Submission to Jurisdiction. ANY AND ALL SUITS, LEGAL ACTIONS OR PROCEEDINGS ARISING OUT OF THIS AGREEMENT SHALL BE BROUGHT ONLY IN A COURT OF THE STATE OF NEW YORK LOCATED IN THE CITY OF NEW YORK AND EACH PARTY TO THIS AGREEMENT HEREBY SUBMITS TO AND ACCEPTS THE EXCLUSIVE JURISDICTION OF SUCH COURT FOR THE PURPOSE OF SUCH SUITS, LEGAL ACTIONS OR PROCEEDINGS. IN ANY SUCH SUIT, LEGAL

19

ACTION OR PROCEEDING, EACH PARTY TO THIS AGREEMENT HEREBY WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS AND AGREES THAT SERVICE THEREOF MAY BE MADE BY CERTIFIED OR REGISTERED MAIL DIRECTED TO HIM OR IT AT THE ADDRESS AS PROVIDED IN SECTION 10 HEREOF. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH HE OR IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OR ANY SUCH SUIT, LEGAL ACTION OR PROCEEDING IN SUCH COURT AND HEREBY FURTHER WAIVES ANY CLAIM THAT ANY SUIT, LEGAL ACTION OR PROCEEDING BROUGHT IN SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(m) Entire Agreement. This Agreement and the Shareholders Agreement constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersede all prior agreements and understandings pertaining hereto.

(n) Number and Gender. Where the context so indicates, the masculine shall include the feminine, the neuter shall include the masculine and feminine, and the singular shall include the plural.

(o) No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

(p) Further Assurances. Each party to this Agreement will execute and deliver such further instruments and take such additional actions, as any other party may reasonably request to effect, consummate, confirm or evidence the transactions contemplated by this Agreement.

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IN WITNESS WHEREOF, this Registration Rights Agreement has been executed as of the date first written above.

BAIN CAPITAL EVEREST MANAGER
HOLDING SCA by its General Partner, BAIN
CAPITAL EVEREST MANAGER S.À R.L.

By:	/s/ Ailbhe Jenniings
Ailbhe Jenniings
Manager

By:	/s/ Michel Plantevin
Michel Plantevin
Manager

BAIN CAPITAL EVEREST MANAGER S.À R.L.

By:	/s/ Ailbhe Jenniings
Ailbhe Jenniings
Manager

By:	/s/ Michel Plantevin
Michel Plantevin
Manager

[signature page to the Registration Rights Agreement]

IN WITNESS WHEREOF, this Registration Rights Agreement has been executed as of the date first written above.

Bain Capital Fund X, L.P.
Represented by Bain Capital Partners X, L.P., acting as general partner
Itself represented by Bain Capital Investors, LLC, acting as general partner

/s/ Steve Zide
Name:	Steve Zide
Title:	Managing Director

Bain Capital Europe Fund III, L.P.
Represented by Bain Capital Partners Europe III, L.P.
Itself represented by Bain Capital Investors, LLC

/s/ Steve Zide
Name:	Steve Zide
Title:	Managing Director

BCIP Associates IV, L.P.
Represented by Bain Capital Investors, LLC, acting as general partner

/s/ Steve Zide
Name:	Steve Zide
Title:	Managing Director

[signature page to the Registration Rights Agreement]

BCIP Trust Associates IV-B, L.P.
Represented by Bain Capital Investors, LLC, acting as general partner

/s/ Steve Zide
Name:	Steve Zide
Title:	Managing Director

BCIP Trust Associates IV, L.P.
Represented by Bain Capital Investors, LLC, acting as general partner

/s/ Steve Zide
Name:	Steve Zide
Title:	Managing Director

BCIP Associates IV-B, L.P.
Represented by Bain Capital Investors, LLC, acting as general partner

/s/ Steve Zide
Name:	Steve Zide
Title:	Managing Director

[signature page to the Registration Rights Agreement]

DOW EUROPE HOLDING B.V.

By:	/s/ Timothy King
	Name:	Timothy King
	Title:	Authorized Representative

By:	/s/ Stephen Doktycz
	Name:	Stephen Doktycz
	Title:	Authorized Representative

[signature page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

By:	/s/ Christopher Pappas
Name: Christopher Pappas

[Signature Page to Registration Rights Agreement]

EXHIBIT A

FORM OF JOINDER TO

REGISTRATION RIGHTS AGREEMENT

THIS JOINDER to the Registration Rights Agreement dated as of June     , 2010, by and among [—], a company organized under the laws of Luxembourg (the “Company”), and the Equityholders party thereto (the “Registration Rights Agreement”), is made and entered into as of [                    ], by and between the Company and [                                ] (“Holder”). Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Registration Rights Agreement.

WHEREAS, Holder has acquired certain [Registrable Securities] from [                                ].

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Joinder hereby agree as follows:

(A) Agreement to be Bound. Holder hereby agrees that upon execution of this Joinder, it shall become a party to the Registration Rights Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Registration Rights Agreement as though an original party thereto and shall be deemed an Equityholder for all purposes thereof. In addition, Holder hereby agrees that all Registrable Securities held by Holder shall be deemed [Bain Registrable Securities] / [Executive Registrable Securities] / [Other Registrable Securities].

(B) Successors and Assigns. Except as otherwise provided herein, this Joinder shall bind and inure to the benefit of and be enforceable by the Company and its successors, heirs and assigns and Holder and its successors, heirs and assigns.

(C) Counterparts. This Joinder may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

(D) Notices. For purposes of Section 10 of the Registration Rights Agreement, all notices, demands or other communications to the Holder shall be directed to:

[Name]

[Address]

(E) Governing Law. All issues and questions concerning the application, construction, validity, interpretation and enforcement of this Joinder shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

(F) Descriptive Headings. The descriptive headings of this Joinder are inserted for convenience only and do not constitute a part of this Joinder.

*    *    *    *    *

IN WITNESS WHEREOF, the parties hereto have executed this Joinder to the Registration Rights Agreement as of the date first written above.

[ ]

By:
Name:
Title:

[HOLDER]

By:
Name:
Title:

SCHEDULE 3

DEED OF ADHERENCE

THIS DEED is made the      day of [        ] 20          by [        ] of [        ]

WHEREAS:

(A)	On [the date of issue or transfer of Securities] [ ] of [ ] (the “New Securityholder”) [acquired/was issued] from [ ] (the “Transferor” / “Company”) Class [-] Ordinary Shares (collectively, the “Securities” in the capital of Bain Capital Everest Managers Holding SCA (the “Company”) at an aggregate purchase/subscription price of [ ].

(B)	This agreement is entered into in compliance with the terms of the Investor Subscription and Shareholder Agreement dated as of June 2010, between the Company, the Dow Investor (as defined therein) and the Bain Investors (as defined therein) (which agreement is herein referred to as the “Agreement”).

NOW THEREFORE IT IS HEREBY AGREED as follows:

1.	The New Securityholder hereby agrees to be bound by the Agreement in all respects as if the New Securityholder were an original party to the Agreement and to perform:

(a) all the obligations of [a Bain Investor] [an Other Investor] in that capacity thereunder; and

(b) all the obligations expressed to be imposed on such a party to the Agreement, in both cases, to be performed on or after the date hereof.

2.	The transfer of the Securities to the New Securityholder was made pursuant to Section [-] of the Articles. The New Securityholder hereby undertakes and covenants to forthwith re-transfer the Securities back to the Transferor if the grounds upon which such transfer was permitted cease to exist.

3.	This Agreement is made for the benefit of:

(a)	the original and current parties to the Agreement; and

(b)	any other person or persons who may after the date of the Agreement (and whether or not prior to or after the date hereof) assume any rights or obligations under the Agreement and be permitted to do so by the terms thereof:

and this Deed shall be irrevocable without the consent of the Company for so long as the New Securityholder holds any Securities in the capital of the Company.

4.	Words and expressions defined in the Agreement shall bear the same meanings herein (unless the context otherwise requires).

5.	This Agreement shall be governed by and shall be construed in accordance with the laws of England. The competent courts of England shall have exclusive jurisdiction in respect of any matter of dispute arising hereunder.

IN WITNESS WHEREOF this Deed of Adherence is executed as a deed on the date and year first above written.

[ ]

in the presence of:

Witness

Name

SCHEDULE 4

PART A

ADVISORY AGREEMENT

ADVISORY AGREEMENT

This Advisory Agreement (this “Agreement”) is made and entered into as of June 2010 by and amongst Bain Capital LLC, a Delaware limited liability company, and Portfolio Company Advisors Limited, an English private limited company (together, the “Advisors”) on the one hand and Styron Holding BV, a Dutch besloten vennootschap met beperkte aansprakelijkheid and Bain Capital Everest US Holding Inc., a Delaware corporation (each a “Company” and together, the “Companies”) on the other hand.

WHERAS, the Companies desire to retain the Advisors, and the Advisors desire to be retained, to provide the services described herein to the Companies and their respective Subsidiaries and Affiliates (each Subsidiary and Affiliate, a “Beneficiary Affiliate” and, together, the “Beneficiary Affiliates”);

WHEREAS, the parties desire to establish a framework agreement to outline the terms of their overall relationship;

WHEREAS, for business planning and budgeting purposes, the parties desire to establish a firm basis for the fees to be paid for such services over the term of this Agreement, and to establish a procedure for determining subsequent fees on the basis of fixed amounts covering annual extensions of this Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

1. Term. This Agreement shall be in effect for an initial term commencing on the date of this Agreement and ending on the tenth (10th) anniversary thereof (the “Term”), which initial term shall be automatically extended thereafter on a year-to-year basis unless the Advisors provide written notice to the Companies or the Companies provide written notice to the Advisors of its/their desire to terminate this Agreement at least ninety (90) days prior to the expiration of the Term or any extension thereof. Notwithstanding anything to the contrary in this Agreement, this Agreement may be terminated prior to the tenth (10th) anniversary of the date of this Agreement upon (i) a willful material breach of this Agreement by a party which is not cured within thirty (30) days of receipt of a written notice from a non-breaching party requiring cure, (ii) the earlier of (A) consummation of a Change of Control, or (B) an Initial Public Offering (and in each case this Agreement shall terminate automatically without further act of the parties); or (iii) written consent of the parties.

2. Advisory Services. The Advisors shall perform or cause to be performed certain advisory services, as further described below (collectively, the “Advisory Services”), for the benefit of the Companies and the Beneficiary Affiliates. The Advisory Services may include, without limitation, support and advice in connection with the following and services of the following categories:

(a) general executive services;

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(b) development of any business;

(c) finance-related services, including assistance in the preparation of financial projections;

(d) marketing, including monitoring of ongoing marketing plans and strategies;

(e) operations and project management;

(f) human resources including searching for and hiring of executives other than in respect of specific transactions; and

(g) other services for the Companies or any of the Beneficiary Affiliates upon which the Company and the Advisors agree.

Legal services will not be provided by the Advisors. The Advisory Services will be conducted in support of the members of management and boards of directors of the Companies and their Beneficiary Affiliates, for the avoidance of doubt, such services shall be considered provided by outside Advisors, not managers, of the Companies and their respective Beneficiary Affiliates. Pursuant to this Agreement, the Advisors shall not have any authority or power to commit either Company or any of their respective Subsidiaries to any contracts with third parties.

3. Advisory Fees.

In consideration for the performance of the Advisory Services, the Companies hereby agree to pay (or to procure that one or more of the Beneficiary Affiliates shall pay), the following fees.

(a) The Companies shall pay (in accordance with Section 3(b)) to the Advisors (or, at the Advisors’ request, their designee(s)):

(i) an aggregate annual amount equal to USD four million (USD 4,000,000) plus VAT thereon in each case where it is applicable, and

(ii) all reasonable out-of-pocket expenses incurred by each of the Advisors and/or their Affiliates in rendering the Advisory Services, including irrecoverable VAT thereon (“Advisory Expenses”),

together, (the “Advisory Fees”).

(b) The Advisory Fees shall be payable in accordance with this Section 3(b). On or before the date that is [5] Business Days following the end of each calendar quarter, the Companies shall pay to the Advisors (or at the Advisors’ request, to the designee(s)):

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(i) USD one million (USD 1,000,000) (which amount shall be pro rated in the case of any calendar quarter in which the Advisory Services are not provided for the duration of such quarter); plus

(ii) in each case where it is applicable, VAT on the amount in (i) above, plus

(iii) the Advisory Expenses incurred by the Advisors during such quarter,

and the aggregate of (i) to (iii) (inclusive) shall be referred to herein as the “Quarterly Fee”. The Quarterly Fee shall be divided between the Companies according to their (or their respective Beneficiary Affiliates’) relative use of the Advisory Services during such quarter and shall be paid by wire transfer in cash or other immediately available funds to the account(s) designated by the Advisors. Each Company, regardless of whether or not it recharges any part of its proportion of a Quarterly Fee to its Subsidiaries or Affiliates, shall be severally liable for its proportion; provided however that, if either or both of the Companies is/are prohibited from paying any portion of a Quarterly Fee by virtue of any legal or contractual restrictions, the non-payment of such portion shall not constitute a default and such portion shall be paid to the Advisors immediately upon such dates as such payment is no longer prohibited; and in the interim, such unpaid portion of each applicable Quarterly Fee shall accrue simple interest at a rate of [—] percent ([—]%) per annum (the “Accrued Quarterly Fees”)]. In the event that neither of the Companies actually uses the Advisory Services during any calendar quarter, the Quarterly Fee shall be borne equally by both Companies.

(c) Upon termination of this Agreement in accordance with Section 1, all amounts payable pursuant to Section 3(b) shall become immediately due and payable (including without limitation all amounts payable in respect of Advisory Services rendered between the termination date and the end of the previous calendar quarter) and, in addition, in the event that this Agreement is terminated upon a Change of Control which constitutes a “change in control event” for purposes of Section 409A of the Internal Revenue Code of 1986, as amended, all Advisory Fees (excluding Advisory Expenses) for the period from and including the termination date to the 10th anniversary of the date hereof shall become immediately due and payable in a single cash lump sum.

(d) Unless otherwise agreed in writing by the parties, the Advisory Fees and payment terms specified in Section 3(b) shall continue to apply during any extension, if any, of the Term of this Agreement pursuant to Section 1. If the Companies on the one hand or the Advisors on the other hand desire to modify the amount of the Advisory Fees with respect to any such extension, then, as applicable, the Companies shall provide written notice to the Advisors or the Advisors shall provide notice to the Companies at least one hundred and twenty (120) days prior to the expiration of the Term or any extension thereof. Such notice must contain a statement of the proposed change in the Advisory Fee amount and the notifying parties’ reasons for the change, taking into account the value and extent of the Advisory Services previously performed under this Agreement, as well as the notifying party’s projections of the value and extent of Advisory Services to be performed during the period of such extension.

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(e) All Advisory Fees payable to the Advisors hereunder shall be allocated between the Advisors as they shall direct the Companies by joint notice and shall be paid by wire transfer in cash or other immediately available funds to the account(s) designated by the Advisors.

4. Recharge of Fees. The Advisors acknowledge that the Companies may recharge to the respective Beneficiary Affiliates such proportion of their share of each Quarterly Fee as relates to the benefit provided to such Beneficiary Affiliates by the provision of the Advisory Services during the applicable calendar quarter. The Advisors shall, if requested, provide the Companies and/or the Beneficiary Affiliates (as relevant), with such evidence as they may reasonably request, of the Advisory Services provided for any calendar quarter.

5. Personnel. The Advisors shall provide and devote to the performance of this Agreement such partners, employees and agents of the Advisors as the Advisors shall deem appropriate to the provision of the Advisory Services required; provided, however, that no minimum number of hours is required to be devoted by the Advisors on a weekly, monthly, annual or other basis. The Companies and the Subsidiaries acknowledge that the Advisors’ services are not exclusive to the Companies and the Subsidiaries and that the Advisors will render similar services to other persons and entities.

6. Liability. None of the Advisor, its Affiliates, its sub-contractors or its agents or its or their directors and employees (collectively, the “Advisor’s Group”) shall be liable to any of the Companies or the Beneficiary Affiliates for any loss, liability, damage or expense (including without limitation attorneys’ fees) (collectively, “Loss”) arising out of or in connection with the performance of the Advisory Services contemplated by this Agreement. The Advisor makes no representations or warranties, express or implied, in respect of the Advisory Services. Except as the Advisor may otherwise agree in writing after the date hereof: (a) each member of the Advisor’s Group shall have the right to, and shall have no duty (contractual or otherwise) not to, directly or indirectly (i) engage in the same or similar business activities or lines of business as either of the Companies or any of the Beneficiary Affiliates or (ii) do business with any client or customer of either of the Companies or any of the Beneficiary Affiliates; (b) no member of the Advisor’s Group shall be liable to either of the Companies or any of the Beneficiary Affiliates for breach of any duty (contractual or otherwise) by reason of any the activities referenced in (i) above or of such member’s participation therein; and (c) in the event that any member of the Advisor’s Group acquires knowledge of a potential transaction or matter that may constitute an opportunity (or potential opportunity) for either of the Companies or the Beneficiary Affiliates, no member of the Advisor’s Group shall have any duty (contractual or otherwise) to communicate or present such corporate opportunity to either of the Companies or any of the Beneficiary Affiliates, and, notwithstanding any provision of this Agreement to the contrary, no member of the Advisor’s Group shall be liable to either of the Companies or any of the Beneficiary Affiliates for breach of any duty (contractual or otherwise) by reason of the fact that any member of the Advisor’s Group directly or indirectly pursues or acquires such opportunity for itself, directs such opportunity to another Person, or does not present such opportunity to either of the Companies or any of the Beneficiary Affiliates. In no event will any member of the Advisor’s Group be liable to

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either of the Companies or any of the Beneficiary Affiliates for any indirect, special, incidental or consequential damages, including lost profits or savings, whether or not such damages are foreseeable, or in respect of any liabilities relating to any third party claims (whether based in contract, tort or otherwise) other than for the Claims (as defined in Section 7 below) relating to the Advisory Services.

7. Indemnity. The Companies and the Beneficiary Affiliates shall jointly and severally defend, indemnify and hold harmless each member of the Advisors’ Group from and against any and all Losses arising from any claim by any Person with respect, or in any way related, to this Agreement (including attorneys’ fees) (collectively, “Claims”) resulting from any act or omission of any member of the Advisors’ Group. The Companies and the Beneficiary Affiliates shall jointly and severally defend at their own cost and expense any and all suits or actions (just or unjust) which may be brought against either of the Companies or the Beneficiary Affiliates and any member of the Advisors’ Group or in which any member of the Advisors’ Group may be impleaded with others upon any Claims, or upon any matter, directly or indirectly, related to or arising out of this Agreement or the performance hereof by the Advisors’ Group.

8. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal, or unenforceable in any respect under applicable law or rule in any jurisdiction, such invalidity, illegality, or unenforceability shall not effect the validity, legality, or enforceability of any other provision of this Agreement in such jurisdiction or affect the validity, legality, or enforceability of any provision in any other jurisdiction. Instead, this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal, or unenforceable provision had never been contained herein.

9. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (a) when delivered personally to the recipient, (b) when telecopied to the recipient (with hard copy sent to the recipient by internationally reputable overnight courier service (charges prepaid) that same day) if telecopied before 5:00 p.m., local time in the jurisdiction of recipient on a Business Day, and otherwise on the next Business Day, or (c) two (2) Business Days after being sent to the recipient by internationally reputable overnight courier service (charges prepaid). Such notices, demands and other communications shall be sent to the parties hereto at the addresses set forth below.

To the Advisors:

Bain Capital LLC

Address:

Attention:

Facsimile No.:

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Portfolio Company Advisors Limited

Address:

Attention:

Facsimile No.:

in each case with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

United States

Telephone:         +1 212-446-4800

Fax:                +1 212-446-4900

Attention:      Eunu Chun

To the Companies:

Styron Holding BV

Address:

Attention:

Facsimile No.:

Bain Capital Everest US Holding Inc.

Address:

Attention:

Facsimile No.:

in each case with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

United States

Telephone:      +1 212-446-4800

Fax:                +1 212-446-4900

Attention:      Eunu Chun

10. Certain Definitions. For purposes of this Agreement:

(a) “Accrued Quarterly Fees” has the meaning set forth in Section 3(b).

(b) “Advisors” has the meaning set forth in the preamble;

(c) “Advisors’ Group” has the meaning set forth in Section 6;

(d) “Advisory Expenses” has the meaning set forth in Section 3(a).

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(e) “Advisory Fee” and “Advisory Fees” have the meaning set forth in Section 3(a).

(f) “Advisory Services” has the meaning set forth in Section 2.

(g) “Affiliate” of any particular Person means any other Person controlling, controlled by or under common control with such particular Person, where “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, contract, or otherwise;

(h) “Agreement” has the meaning set forth in the preamble;

(i) “Beneficiary Affiliate” and “Beneficiary Affiliates” have the meanings set forth in the preamble;

(j) “Business Day” means any day from Monday to Friday (inclusive) other than public bank holidays during normal working hours in New York, New York, United States of America, London, England and the Grand Duchy of Luxembourg;

(k) “Change of Control” means any (i) sale or transfer by any of the Company or the Beneficiary Affiliates of all or substantially all of the Company’s or Beneficiary Affiliates’ respective assets on a consolidated basis, (ii) consolidation, merger or reorganization of the Company or the Beneficiary Affiliates with or into any other entity or entities as a result of which the holders of the Company’s or Beneficiary Affiliates’ outstanding capital stock possessing the voting power (under ordinary circumstances) to elect a majority of the board of directors immediately prior to such consolidation, merger or reorganization cease to own the outstanding capital stock of the surviving corporation possessing the voting power (under ordinary circumstances) to elect a majority of the surviving corporation’s board of directors, or (iii) issuance by the Company or the Beneficiary Affiliates or sale or transfer to any third party of shares of the Company’s or Beneficiary Affiliates’ capital stock by the holders thereof as a result of which the holders of the Company’s or Beneficiary Affiliates’ outstanding capital stock possessing the voting power (under ordinary circumstances) to elect a majority of the board of directors immediately prior to such sale or transfer cease to own the outstanding capital stock of the Company or Beneficiary Affiliates possessing the voting power (under ordinary circumstances) to elect a majority of the board of directors;

(1) “Claims” has the meaning set forth in Section 7;

(m) “Company” has the meaning set forth in the preamble;

(n) “Initial Public Offering” shall mean the initial public offering and sale of shares of capital stock of either of the Companies or any Beneficiary Affiliate (or any successor of any of them) for cash pursuant to an effective registration statement under the Securities Act of 1933, as amended or equivalent foreign securities laws (other than a registration statement on Form S-4 or S-8 (or any similar or successor form));

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(o) “Loss” has the meaning set forth in Section 6;

(p) “Person” means an individual, a partnership, a corporation, a limited liability Company, an association, a joint stock Company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

(q) “Quarterly Fee” has the meaning set forth in Section 3(b);

(r) “Subsidiary” and “Subsidiaries” means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the limited liability company, partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control the managing director or general partner of such limited liability company, partnership, association or other business entity;

(s) “Tax” means any tax, assessment or other central or local government charge of any nature whatsoever of any jurisdiction;

(t) “Term” has the meaning set forth in Section 1; and

(u) “VAT” means any value added, sales, turnover, consumption or similar Tax of any jurisdiction.

11. Assignment. No party may assign any obligations hereunder to any other entity without the prior written consent of the other parties (which consent shall not be unreasonably withheld); provided that the Advisors may, without the consent of either of the Companies, assign any of its rights and obligations under this Agreement to any of its Affiliates, whereupon, in each case, the assignor nevertheless shall remain liable for the performance of its obligations hereunder.

12. Amendment and Waiver. Except as otherwise provided herein, no modification, amendment, or waiver of any provision of this Agreement shall be effective against any party hereto unless such modification, amendment, or waiver has been approved in writing by such party. No course of dealing or the failure of any party to enforce any of the provisions of this Agreement shall in any way operate as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

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13. Successors. This Agreement and all the obligations and benefits hereunder shall bind and inure to the benefit of and be enforceable by the parties hereto and the respective successors and assigns of each of them.

14. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

15. Remedies. Any person having rights under any provision of this Agreement shall be entitled to enforce their rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor.

16. Entire Agreement. Except as otherwise expressly set forth herein, this Agreement embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

17. Governing Law. All issues concerning this Agreement shall be governed by and construed in accordance with the laws of England and Wales, without giving effect to any choice of law or conflict of law provision or rule (whether of England and Wales or any other jurisdiction) that would cause the application of the law of any jurisdiction other than England and Wales.

18. Business Days. If any time period for giving notice or taking action hereunder expires on a day other than a Business Day, the time period shall automatically be extended to the Business Day immediately following such day.

19. Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

20. No Strict Construction. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party.

*    *    *    *    *

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SCHEDULE 4

PART B

TRANSACTION SERVICES AGREEMENT

TRANSACTION SERVICES AGREEMENT

This Transaction Services Agreement (this “Agreement”) is made and entered into as of [—] June 2010, by and between Bain Capital Everest US Holding Inc., a Delaware company (the “Company”) and Bain Capital LLC, a Delaware limited liability company (the “Advisor”). Certain defined terms that are used but not otherwise defined herein have the meanings given to such terms in Section 0.

WHEREAS, Transaction Services (as defined herein) have been rendered since [—] 2010 and shall continue to be rendered to the Company and certain of its Subsidiaries and Affiliates (each, a “Beneficiary Affiliate”) in connection with the transactions contemplated by, and consequential upon, the Acquisition Agreement and future transactions;

WHEREAS, the Company hereby confirms its wish to retain the Advisor, and the Advisor confirms its wish to be retained, to provide the Transaction Services to the Company and to each of the Beneficiary Affiliates; and

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

Term. This Agreement shall be in effect for an initial term commencing on the Effective Date and ending on the tenth (10th) anniversary thereof (the “Term”), which initial term shall be automatically extended thereafter on a year-to-year basis unless the Advisors provide written notice of the desire to terminate this Agreement to the Company at least ninety (90) days prior to the expiration of the Term or any extension thereof. Notwithstanding anything to the contrary in this Agreement, this Agreement may be terminated prior to the tenth (10th) anniversary of the Effective Date upon (i) a willful material breach of this Agreement by a party which is not cured within thirty (30) days of receipt of a written notice from the other party requiring cure, (ii) the earlier of (A) consummation of a Change of Control, or (B) an Initial Public Offering (and in each case this Agreement shall terminate automatically without further act of the parties); or (iii) written agreement of the Company and the Advisor.

Transaction Services. The parties hereto agree that certain transaction-specific services, as further described below (collectively, the “Transaction Services”) shall be performed from the Effective Date for the benefit of the Company and the Beneficiary Affiliates. The Transaction Services provided may be evidenced by documentation to be agreed upon between the Company and the Advisor. The Transaction Services shall be provided in connection with the transactions described in Sections 0 and 0, and may include, without limitation, the following:

advice and support relating to the identification, negotiation and analysis of specific acquisitions and dispositions by any of the Company or the Beneficiary Affiliates, including, without limitation, any share, asset or debt purchase or disposition; advice and support relating to the negotiation of transaction-specific financing (and consideration of financing alternatives), including, without limitation, in connection with acquisitions, capital expenditures and refinancing of existing indebtedness;

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other advice relating to transaction-specific finance, including assistance in the preparation of financial projections and monitoring of compliance with financing agreements;

advice relating to transaction-specific marketing issues, including assessment of marketing plans and strategies relating to specific transactions;

advice relating to transaction-specific human resource issues, including searching and hiring of executives with respect to specific transactions; and

other transaction-specific services for the Company or the Beneficiary Affiliates upon which the boards of directors of the Company and the Advisor agree.

Legal services will not be provided by the Advisor. The Transaction Services will be conducted in support of the members of management and boards of directors of the Company and the Beneficiary Affiliates and, for the avoidance of doubt, such services shall be considered provided by outside consultants, not managers, of the Company and the Beneficiary Affiliates. Pursuant to this Agreement, the Advisor shall not have any authority or power to commit the Company and/or its Subsidiaries to any contracts with third parties.

Transaction Fees.

In consideration for Transaction Services performed from the Effective Date for the Company or the Beneficiary Affiliates, the Company hereby agrees to pay (or to procure that any one or more Beneficiary Affiliates shall pay), the following transaction fees (collectively, the “Transaction Fees”):

In connection with the consummation of the Acquisition and transactions consequential thereon, the Company agrees to pay (or shall procure that any one or more of the Beneficiary Affiliates shall pay) a transaction fee in an aggregate amount equal to [amount in words] United States Dollars (US$[—]) (constituting [one-half] percent ([0.5]%) of the aggregate consideration for the Acquisition) plus VAT (if applicable).

In connection with (i) the consummation of each acquisition (other than the Acquisition) including, without limitation, any share, asset or debt purchase, (ii) the consummation of each divestiture including, without limitation, any share, asset or debt divestiture, (iii) the provision of advice to management regarding each transaction that results in a Change of Control of the Company or any Beneficiary Affiliate, and/or (v) debt or equity financing, by, of or involving the Company or any Beneficiary Affiliates, the Company agrees to pay (or shall procure that a Beneficiary Affiliate shall pay), to the extent lawfully permitted, an aggregate transaction fee in an amount equal to one and [one-half] percent ([1.5]%) of the aggregate consideration for such transaction (in each case, whether such transaction is by way of merger, purchase or sale of stock or other securities, purchase or sale or other disposition of assets or debt, recapitalization,

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reorganization, consolidation, tender offer, public offering, or otherwise and whether consummated directly by the Company and/or any of the Beneficiary Affiliates or indirectly by, of or involving any of their respective equity owners or corporate parents), plus VAT in each case where it is applicable.

All Transaction Fees shall be paid by wire transfer in cash or other immediately available funds to the account(s) designated by the Advisor.

Recharge of Fees. The Advisor acknowledges that the Company may recharge to the Beneficiary Affiliates such proportion of the Transaction Fees that it pays and as relates to the benefit provided to such Beneficiary Affiliates by the relevant Transaction Services. The Advisor shall, if requested, provide the Company and the Beneficiary Affiliates with such evidence as they may reasonably request of the Transaction Services provided for the benefit of the Company and such Beneficiary Affiliates.

Personnel. The Advisor shall provide and devote to the performance of this Agreement such partners, employees and agents of the Advisor as the Advisor shall deem appropriate to the furnishing of the Transaction Services; provided however that, no minimum number of hours is required to be devoted by the Advisor on a weekly, monthly, annual or other basis.

Liability. None of the Advisor, its Affiliates, its sub-contractors or its agents or its or their directors and employees (collectively, the “Advisor’s Group”) shall be liable to any of the Company or the Beneficiary Affiliates for any loss, liability, damage or expense (including without limitation attorneys’ fees) (collectively, “Loss”) arising out of or in connection with the performance of the Transaction Services contemplated by this Agreement. The Advisor makes no representations or warranties, express or implied, in respect of the Transaction Services. Except as the Advisor may otherwise agree in writing after the date hereof: (a) each member of the Advisor’s Group shall have the right to, and shall have no duty (contractual or otherwise) not to, directly or indirectly (i) engage in the same or similar business activities or lines of business as the Company or any of the Beneficiary Affiliates or (ii) do business with any client or customer of the Company or any of the Beneficiary Affiliates; (b) no member of the Advisor’s Group shall be liable to the Company or any of the Beneficiary Affiliates for breach of any duty (contractual or otherwise) by reason of any the activities referenced in (i) above or of such member’s participation therein; and (c) in the event that any member of the Advisor’s Group acquires knowledge of a potential transaction or matter that may constitute an opportunity (or potential opportunity) for any of the Company or the Beneficiary Affiliates, no member of the Advisor’s Group shall have any duty (contractual or otherwise) to communicate or present such corporate opportunity to the Company or any of the Beneficiary Affiliates, and, notwithstanding any provision of this Agreement to the contrary, no member of the Advisor’s Group shall be liable to the Company or any of the Beneficiary Affiliates for breach of any duty (contractual or otherwise) by reason of the fact that any member of the Advisor’s Group directly or indirectly pursues or acquires such opportunity for itself, directs such opportunity to another Person, or does not present such opportunity to the Company or any of the Beneficiary Affiliates. In no event will any member of the Advisor’s Group be liable to any of the Company or any of the Beneficiary Affiliates for

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any indirect, special, incidental or consequential damages, including lost profits or savings, whether or not such damages are foreseeable, or in respect of any liabilities relating to any third party claims (whether based in contract, tort or otherwise) other than for the Claims (as defined in Section 0 below) relating to the Transaction Services.

Indemnity. The Company and the Beneficiary Affiliates shall jointly and severally defend, indemnify and hold harmless each member of the Advisor’s Group from and against any and all Losses arising from any claim by any Person with respect, or in any way related, to this Agreement (collectively, “Claims”) resulting from any act or omission of any member of the Advisor’s Group. The Company and the Beneficiary Affiliates shall jointly and severally defend at their own cost and expense any and all suits or actions (just or unjust) which may be brought against any of the Company, any of the Beneficiary Affiliates or any member of the Advisor’s Group or in which any member of the Advisor’s Group may be impleaded with others upon any Claims, or upon any matter, directly or indirectly, related to or arising out of this Agreement or the performance hereof by the Advisor’s Group.

Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal, or unenforceable in any respect under applicable law or rule in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect the validity, legality, or enforceability of any other provision of this Agreement in such jurisdiction or affect the validity, legality, or enforceability of any provision in any other jurisdiction. Instead, this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal, or unenforceable provision had never been contained herein.

Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (a) when delivered personally to the recipient, (b) when telecopied to the recipient (with hard copy sent to the recipient by internationally reputable overnight courier service (charges prepaid) that same day) if telecopied before 5:00 p.m., local time in the jurisdiction of recipient on a Business Day, and otherwise on the next Business Day, or (c) two (2) Business Days after being sent to the recipient by internationally reputable overnight courier service (charges prepaid). Such notices, demands and other communications shall be sent to the parties hereto at the addresses set forth below.

To the Company:

Bain Capital Everest Managers Holding SCA

Address:	[—]
Attention:	[—]
Facsimile No.:	[—]

To the Advisor:

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Bain Capital LLC

Address:

Attention:

Facsimile No.:

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

United States

Telephone:    +1 212-446-4800

Fax:	+1 212-446-4900
Attention:	Eunu Chun

Certain Definitions. For purposes of this Agreement:

“Acquisition” means the acquisition by the Company and certain of its Beneficiary Affiliates of the Business;

“Acquisition Agreement” means the Sale and Purchase Agreement dated 25 March 2010 by and among the Dow Chemical Company, Styron LLC, Styron Holding B.V. and STY Acquisition Corp;

“Advisor” has the meaning set forth in the preamble;

“Advisor’s Group” has the meaning set forth in Section 0;

“Affiliate” shall mean, with respect to any Person, (i) any other Person which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such Person (for the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise), or (ii) if such Person or other Person is an investment fund, any other investment fund the primary investment advisor to which is the primary investment advisor to either Person or an Affiliate thereof, and in relation to the Company includes for the avoidance of doubt any Subsidiary of Bain Capital Everest Manager Holding S.C.A;

“Agreement” has the meaning set forth in the preamble;

“Beneficiary Affiliate” and “Beneficiary Affiliates” have the meanings set forth in the preamble;

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“Business” means such of the business, assets and shares of certain companies comprising the Styron group which are the subject of the acquisitions under the Acquisition Agreement;

“Business Day” means any day from Monday to Friday (inclusive) other than public bank holidays during normal working hours in New York, New York, United States of America, London, England and the Grand Duchy of Luxembourg;

“Change of Control” means any (i) sale or transfer by any of the Company or the Beneficiary Affiliates of all or substantially all of the Company’s or Beneficiary Affiliates’ respective assets on a consolidated basis, (ii) consolidation, merger or reorganization of the Company or the Beneficiary Affiliates with or into any other entity or entities as a result of which the holders of the Company’s or Beneficiary Affiliates’ outstanding capital stock possessing the voting power (under ordinary circumstances) to elect a majority of the board of directors immediately prior to such consolidation, merger or reorganization cease to own the outstanding capital stock of the surviving corporation possessing the voting power (under ordinary circumstances) to elect a majority of the surviving corporation’s board of directors, or (iii) issuance by the Company or the Beneficiary Affiliates or sale or transfer to any third party of shares of the Company’s or Beneficiary Affiliates’ capital stock by the holders thereof as a result of which the holders of the Company’s or Beneficiary Affiliates’ outstanding capital stock possessing the voting power (under ordinary circumstances) to elect a majority of the board of directors immediately prior to such sale or transfer cease to own the outstanding capital stock of the Company or Beneficiary Affiliates possessing the voting power (under ordinary circumstances) to elect a majority of the board of directors;

“Claims” has the meaning set forth in Section 0;

“Company” has the meaning set forth in the preamble;

“Effective Date” means the completion date of the Acquisition;

“Initial Public Offering” shall mean the initial public offering and sale of shares of capital stock of the Company or any Beneficiary Affiliate (or any successor of either) for cash pursuant to an effective registration statement under the Securities Act of 1933, as amended or equivalent foreign securities laws (other than a registration statement on Form S-4 or S-8 (or any similar or successor form))

“Loss” has the meaning given in Section 0;

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

“Subsidiary” and “Subsidiaries” means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled

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(without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the limited liability company, partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control the managing director or general partner of such limited liability company, partnership, association or other business entity;

“Tax” means any tax, assessment or other central or local government charge of any nature whatsoever of any jurisdiction;

“Term” has the meaning set forth in Section 0;

“Transaction Fees” has the meaning set forth in Section 0;

“Transaction Services” has the meaning set forth in Section 0; and

“VAT” means any value added, sales, turnover, consumption or similar Tax of any jurisdiction.

Assignment. No party may assign or delegate any obligations hereunder to any other entity without the prior written consent of the other parties (which consent shall not be unreasonably withheld or delayed).

Amendment and Waiver. Except as otherwise provided herein, no modification, amendment, or waiver of any provision of this Agreement shall be effective against any party hereto unless such modification, amendment, or waiver has been approved in writing by such party. No course of dealing or the failure of any party to enforce any of the provisions of this Agreement shall in any way operate as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

Successors. This Agreement and all the obligations and benefits hereunder shall bind and inure to the benefit of and be enforceable by the parties hereto and the respective successors and assigns of each of them.

Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

Remedies. Any person having rights under any provision of this Agreement shall be entitled to enforce their rights under this Agreement specifically, to recover damages by

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reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor.

Entire Agreement. Except as otherwise expressly set forth herein, this Agreement embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

Governing Law. All issues concerning this Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of New York.

Business Days. If any time period for giving notice or taking action hereunder expires on a day other than a Business Day, the time period shall automatically be extended to the Business Day immediately following such day.

Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

No Strict Construction. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party.

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